As filed with the Securities and Exchange Commission on September 4, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: June 30

Date of reporting period: July 1, 2008 – June 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report

June 30, 2009

Fund Adviser:
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2009

AUXIER FOCUS FUND
PERFORMANCE UPDATE
June 30, 2009

AUXFX  RETURNS VS. S&P 500 INDEX

	Auxier Focus Fund	S&P 500 Index	Difference*
03/31/09 – 06/30/09	13.12%	15.93%	-2.81
12/31/08 – 06/30/09	6.02%	3.16%	2.86
12/31/07 – 12/31/08	-24.52%	-37.00%	12.48
12/31/06 – 12/31/07	5.71%	5.49%	0.22
12/31/05 – 12/31/06	11.75%	15.79%	-4.04
12/31/04 – 12/31/05	4.58%	4.91%	-0.33
12/31/03 – 12/31/04	10.73%	10.87%	-0.14
12/31/02 – 12/31/03	26.75%	28.69%	-1.94
12/31/01 – 12/31/02	-6.79%	-22.10%	15.31
12/31/00 – 12/31/01	12.67%	-11.88%	24.55
12/31/99 – 12/31/00	4.05%	-9.10%	13.15
Since Inception 7/9/99	56.07%	-21.91%	77.98
			* in percentage points

Average Annual Returns for the period ended 6/30/09	1 Year	3 Year	5 Year	Since Inception
Auxier Focus Fund (Investor Shares)	(10.92)%	(1.92)%	1.24%	4.56% (7/9/99)
S&P 500 Index	(26.21)%	(8.22)%	(2.24)%	(2.45)%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.35%. The Fund’s adviser has contractually agreed to maintain annual operating expenses at 1.35%, which is in effect until October 31, 2009.  The Fund charges a 2.0% redemption fee on shares redeemed within six months of purchase.  For the most recent month-end performance, please call (877)328-9437 or visit the Fund’s website at www.auxierasset.com.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses.  This and other information is in the prospectus, a copy of which may be obtained by calling (877) 328-9437 or visiting the Fund’s website.  Please read the prospectus carefully before you invest.

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund’s Investor Class shares; returns for other share classes will vary.   Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the “Predecessor Fund”).  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund’s Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

The Fund may invest in value and/or growth stocks.  Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty.   In addition, the Fund may invest in smaller companies which generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.   Foreside Fund Services, LLC, distributor.

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2009

Market Commentary

On July 9, Auxier Focus Fund celebrated its 10th birthday—and a major milestone. Over the 10 years to June 30, 2009, the most recent period for which data were available, the Fund delivered a cumulative 56% return, versus a corresponding -21.9% loss for the Standard & Poor’s 500-stock index. So, we not only made money during a bear-mauled decade; we also beat the market by nearly 78 percentage points.

The Fund also excelled in the six months to June 30, returning 6.02% versus 3.16% for the S&P 500. For the twelve months to June 30 the Fund outperformed the S&P 500, returning -10.92% versus the S&P’s -26.21%.  For the second quarter of 2009, the Fund returned 13.12% against 15.93% for the S&P 500 Index.

After falling 57% from the 2007 peak through the March 2009 low, the S&P rebounded sharply in response to aggressive fiscal and monetary steps taken by the United States government. The U.S. stimulus so far authorized in this downturn is ten times greater than the average amount spent in recessions over this past century. It amounts to roughly 30% of Gross Domestic Product (GDP)—twelve times greater than the pump priming during the Great Depression. Back then, the cumulative decline in GDP was 27%. (Source: Grants)  Today, we are nowhere near that level of economic decline, perhaps because total government payments now comprise over 25% of the economy. By contrast, there were virtually no safety nets such as social security in the early 1930s.

China also has been aggressively stimulating its economy to help increase domestic consumption and to offset weak exports. These actions, together with a more private market approach (versus nationalization) to treating U.S. banking ills, helped to loosen credit, stabilize industry and encourage risk taking.

Buy Cash Flow Cheap

In an environment where it could take years to deleverage the accumulated mountain of debt, our focus has been to buy predictable cash flows when they are cheap. The capital structure of each individual business needs to be scrutinized, as there are times when it makes sense to be a creditor as opposed to a common shareholder. Too much emphasis has been put on asset appreciation and not on dependable underlying cash flows. Government policies that aim to help banks earn their way back to solvency could lead to a long period of low interest rates. So at the end of 2008 when corporate bond spreads widened dramatically (from 2.5 to 21 percentage points), we took advantage of the bargains. Corporate bonds were discounting a potential default factor of 50% when the absolute worst previous period—the 1930s—saw only 5% defaults. We bought shorter to intermediate-term senior debt securities with the goal of achieving equity type returns with less risk. Also targeted were common stocks with high free cash flow yields, strong balance sheets and above-average dividend yields. The goal is to make exceptional buys in entities that can throw off cash, rather than counting solely on a rising market for returns.

Know What You Own

The investment industry has continued to come up with new innovations that take investors farther away from understanding what they own.  Investing is the craft where cumulative years of intense study can add value in determining the odds of when to invest. Exchange-traded funds, derivatives, and hedge funds, to name a few, are promotions of short-term speculation in which leverage is often easy to disguise. Investors have continued to drift from long-term stock ownership to short-term speculation. When a financial genius is commonly characterized as one who uses “leverage in an up market,” you know the pendulum has swung too far.

Furthermore, the average 401k statement shows all kinds of funds that make it extremely difficult to quantify risk/reward. When it is time to invest, when prices are low and potential risk-adjusted returns are attractive, the average investor has no clue on the odds…and therefore no conviction to allocate when the time is right. In the current environment, it is hard to determine crucial variables such as the winning “drive” and asset allocation skill of management, balance sheet strength, etc.  Without a strong balance sheet, a company can’t endure downturns. I have owned or followed many investments we have in the Fund, both domestic and foreign, for over 25 years. As the “chief risk officer,” that cumulative knowledge is critically important to differentiate between those businesses that can provide superior returns.

2

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2009

Reflecting on Our First 10 Years

We believe it is helpful to look back at some of the basic operating principles that may have contributed to the Fund beating the market by 78 percentage points.

▪	Pledging that the manager has a big personal stake locked in the Fund—now over 153,000 shares—and a top priority of persistent daily research.
▪	Having lots of humility. Understanding that anything can and will happen in the markets is vital to enduring tough times.
▪	Being wary of the dangers of “animal spirits,” controlling one’s emotions. Thinking critically and rationally are key to beating the market over time.
▪	Running smaller sums of money, which is a huge advantage when combined with a flexible mandate to exploit misappraisals over a broad range of asset classes.
▪	Sticking to the Benjamin Graham approach, which encourages a manager to wait for compelling bargains without the pressure to be fully invested all the time.
▪
Appreciating the power of compounding and the potential downside of each investment.  To enjoy the fruits of compounding, it is important to avoid the blow-ups. A drop of 50% requires a gain of 100% just to break even. A plunge of 90% requires a corresponding, and nearly impossible, 1000% gain. To mitigate risk it is important to understand the basic laws of supply-demand, as well as the dangers of “bubble valuations” stemming from periods of easy money.

It is worth noting that fewer than 17% of all mutual funds have had a single manager over a ten-year period and  that very few managers have a meaningful stake in the funds they manage. This may explain why over 80% of stock funds underperformed the market last year, when the S&P 500 lost over 38%. I strongly believe executives in a stewardship position should have their money locked up for their tenure of leadership, as I have. This forces managers to focus on the downside, as opposed to having a free ride to speculate with investors' hard earned money.

Another expensive misperception is that bigger is better in the investment field.  There are over 34,000 publicly traded stocks globally, but large funds are unable to invest in 90% of them. Additionally, in bad markets the larger funds are inflexible and unable to protect principal. They can be locked into positions, unable to sell stocks without depressing prices. Yet, investors blindly pile into megafunds or companies whose size is definitely an anchor to performance. Too much attention is placed on getting bigger—not better.

Reasons for Optimism

The S&P 500 Index was conceived 82 years ago. As of January 2009, we had witnessed the worst 10-year period in the index history—an average annual loss of 5.1%. The good news? When looking back, other poor 10-year periods (the 1970s and 1930s) were followed by 9-15% average annual gains in the decade following. In addition, the total stock market value as a percentage of GDP dropped to 75% in January, down from 190% in March of 2000 at the peak of the tech mania.

Final Thoughts

A serious long-term investor seeks opportunity when volatility and emotion engulf a quality investment; when the lines between perception and reality are blurred. The result can be a compellingly cheap double-play opportunity. You don’t need to go from good to great to enjoy above-average gains. Horrific to bad can serve the same purpose. It all depends on price.

Thank you for your continued trust.

Jeff Auxier

3

AUXIER FOCUS FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2009

There can be no guarantee of success with any technique, strategy, or investment. All investing involves risk, including the loss of principal. The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. One can not invest directly in an index.

The views in this shareholder letter were those of the Fund Manager as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

 4

AUXIER FOCUS FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2009

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value since Auxier Focus Fund’s ( the “Fund” ) inception of a hypothetical $10,000 investment, including reinvested dividends and distributions compared with a broad-based securities market index. The S&P 500 ( “S&P”) is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P is unmanaged and is not available for investment. The total return of the Fund’s classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The performance of each class will differ due to different sales charges and expense structures. During the performance period shown, certain Fund fees were waived or expenses reimbursed; otherwise, total return would have been lower, for all share classes.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund’s investment adviser at www.auxierasset.com. Returns greater than one year are annualized. Both Fund share classes charge a 2.00% redemption fee on shares redeemed within 180 days of purchase. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and A Shares are 1.35% and 1.60%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.35% for both classes of shares which is in effect until October 31, 2009. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance for Investor Shares for periods prior to December 10, 2004 reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (“the ”Predecessor Fund”). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

Average Annual Total Return as of 06/30/09	1 Year	5 Years	Since Inception (1)
Investor Shares	(10.92)%	1.24%	4.56%
S&P 500 Index (since 7/9/99)	(26.21)%	(2.24)%	(2.45)%
A Shares (with sales charge) (2)(3)	(15.97)%	0.07%	3.95%

(1)	Investor and A Shares commenced operations on July 9, 1999 and July 8, 2005, respectively.

(2)
Due to shareholder redemptions on August 21, 2005 net assets of the class were zero from the close of business on that date until September 22, 2005. Financial information presented for the period August 21, 2005 to September 22, 2005 reflects perfomance of Investor Shares of the Fund.

(3)
For A Shares, performance for the 5-year period and the since inception periods are blended average annual returns which include the returns of the Investor Shares prior to the commencement of operations of the A Shares.

5

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

Shares	Security Description	Value

Common Stock - 70.0%
Consumer Discretionary - 17.3%
4,700	Alberto-Culver Co.	$119,521
43,520	Andersons, Inc.	1,302,989
1,613	Apollo Group, Inc., Class A (a)	114,717
13,100	Bridgepoint Education, Inc. (a)	222,700
13,300	Career Education Corp. (a)	331,037
57,100	Comcast Corp., Class A	827,379
4,000	Costco Wholesale Corp.	182,800
31,050	CVS Caremark Corp.	989,563
2,297	Discovery Communications, Inc., Class A (a)	51,797
2,297	Discovery Communications, Inc., Class C (a)	47,157
14,800	D.R. Horton, Inc.	138,528
100	Ecolab, Inc.	3,899
13,000	FirstService Corp. (a)	153,790
37,987	Gruma S.A.B. de C.V., ADR (a)	149,289
18,250	Home Depot, Inc.	431,247
40,870	Interpublic Group of Cos., Inc. (a)	206,393
2,700	ITT Educational Services, Inc. (a)	271,782
20,197	Lincoln Educational Services Corp. (a)	422,723
28,000	Lowe's Cos., Inc.	543,480
5,000	McDonald's Corp.	287,450
23,100	Nike, Inc., Class B	1,196,118
15,250	Sally Beauty Holdings, Inc. (a)	96,990
67,885	Tesco PLC, ADR	1,182,557
3,890	Time Warner Cable, Inc.	123,196
15,500	Time Warner, Inc.	390,445
44,700	Unilever NV, ADR	1,080,846
30,508	Universal Technical Institute, Inc. (a)	455,484
13,234	Value Line, Inc.	435,002
49,550	Wal-Mart Stores, Inc.	2,400,202
8,000	Weight Watchers International, Inc.	206,160
8,600	Yum! Brands, Inc.	286,724
		14,651,965
Consumer Staples - 17.6%
337,800	Alliance One International, Inc. (a)	1,283,640
35,150	Altria Group, Inc.	576,108
15,100	British American Tobacco PLC, ADR	842,580
37,250	Coca-Cola Co.	1,787,627
25,532	Columbia Sportswear Co.	789,449
16,800	Diageo PLC, ADR	961,800
91,050	Dr. Pepper Snapple Group, Inc. (a)	1,929,349
5,000	Helen of Troy, Ltd. (a)	83,950
29,862	Kraft Foods, Inc., Class A	756,703
62,050	Kroger Co.	1,368,202
12,700	Manpower, Inc.	537,718
8,760	National Beverage Corp. (a)	93,294
5,000	Nestle SA, ADR	188,100
7,500	Paychex, Inc.	189,000
58,900	Philip Morris International, Inc.	2,569,218
1,721	Ralcorp Holdings, Inc. (a)	104,843
11,450	Safeway, Inc.	233,237
39,580	Western Union Co.	649,112
		14,943,930

See Notes to Financial Statements.                       6

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

Shares	Security Description	Value
Energy - 3.7%
16,750	Chevron Corp.	$1,109,687
15,600	ConocoPhillips	656,136
4,000	Exxon Mobil Corp.	279,640
1,200	Gazpromneft OAO, ADR	19,260
800	LUKOIL OAO, ADR	35,760
2,500	PetroChina Co., Ltd., ADR	276,200
7,800	Petroleo Brasileiro SA, ADR	319,644
2,750	Surgutneftegaz OAO, ADR	18,975
18,850	Valero Energy Corp.	318,377
8,800	Willbros Group, Inc. (a)	110,088
		3,143,767
Financials - 7.0%
3,200	American Express Co.	74,368
1,280	Ameriprise Financial, Inc.	31,066
33,233	Bank of America Corp.	438,676
320	Berkshire Hathaway, Inc., Class B (a)	926,634
30,393	Citigroup, Inc.	90,267
81,850	Marsh & McLennan Cos., Inc.	1,647,641
6,400	Student Loan Corp.	238,080
38,418	Travelers Cos., Inc.	1,576,675
10,324	Unum Group	163,739
24,950	Waddell & Reed Financial, Inc., Class A	657,932
7,646	Washington Federal, Inc.	99,398
		5,944,476
Health Care - 10.9%
500	Alkermes, Inc. (a)	5,410
5,750	Amgen, Inc. (a)	304,405
145,713	BioScrip, Inc. (a)	862,621
13,449	Coventry Health Care, Inc. (a)	251,631
3,710	Express Scripts, Inc. (a)	255,062
22,950	GlaxoSmithKline PLC, ADR	811,053
12,150	Johnson & Johnson	690,120
7,070	LifePoint Hospitals, Inc. (a)	185,588
17,150	Merck & Co., Inc.	479,514
53,200	Pfizer, Inc.	798,000
6,842	Quest Diagnostics, Inc.	386,094
36,200	UnitedHealth Group, Inc.	904,276
29,221	WellPoint, Inc. (a)	1,487,057
11,150	Wyeth	506,099
30,600	Zimmer Holdings, Inc. (a)	1,303,560
		9,230,490
Industrials - 3.9%
21,550	AGCO Corp. (a)	626,458
11,127	Blount International, Inc. (a)	95,803
3,550	Boeing Co.	150,875
12,655	Burlington Nothern Santa Fe Corp.	930,649
100	CF Industries Holdings, Inc.	7,414
28,000	General Electric Co.	328,160
4,850	Illinois Tool Works, Inc.	181,099
100	Mosaic Co.	4,430
4,300	Portland General Electric Co.	83,764
1,000	POSCO, ADR (a)	82,670
100	Potash Corp. of Saskatchewan, Inc.	9,305
100	Terra Nitrogen Co. LP	10,078
3,500	Textainer Group Holdings, Ltd.	40,495
14,450	United Parcel Service, Inc., Class B	722,356
		3,273,556

See Notes to Financial Statements.                       7

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

Shares	Security Description			Value
Information Technology - 2.2%
18,450	Automatic Data Processing, Inc.			$653,868
37,350	Dell, Inc. (a)			512,815
30,150	Microsoft Corp.			716,666
5,000	MoneyGram International, Inc. (a)			8,950
				1,892,299

Materials - 3.0%
21,200	Alcoa, Inc.			218,996
47,350	Dow Chemical Co.			764,229
28,700	E.I. du Pont de Nemours & Co.			735,294
550	Plum Creek Timber Co., Inc., REIT			16,379
7,100	Precision Castparts Corp.			518,513
14,000	Vale SA, ADR			246,820
				2,500,231
Telecommunications - 4.4%
27,300	AT&T, Inc.			678,132
49,150	SK Telecom Co., Ltd., ADR			744,623
13,760	Telecom Corp. of New Zealand, Ltd., ADR			119,850
30,300	Telefonos de Mexico SAB de CV, ADR			491,163
59,900	Tele Norte Leste Participacoes SA, ADR			890,713
59,000	Telmex International SAB de CV, ADR			746,350
				3,670,831

Total Common Stock (Cost $67,291,204)				59,251,545

Non-Convertible Preferred Stock - 0.7%
Utilities - 0.7%		Rate
305	AEP Texas Central Co. (d)	4.00%		18,681
1,500	Connecticut Light & Power, Series 1947	1.90		44,625
1,000	Connecticut Light & Power, Series 1947	2.00		30,563
1,500	Connecticut Light & Power, Series 1949	3.90		46,266
1,600	FirstService Corp.	7.00		27,200
1,210	Great Plains Energy, Inc.	4.50		95,772
4,000	Hawaiian Electric Co., Inc., Series C	4.25		59,875
300	Indianapolis Power & Light Co.	4.00		21,178
78	MidAmerican Energy Co.	3.30		4,212
80	MidAmerican Energy Holdings Co.	3.90		5,690
200	NSTAR Electric Co.	4.25		14,769
1,000	Pacific Enterprises, Series C	4.50		76,000
400	Peco Energy, Series 2	3.80		24,800
945	Public Service Electric & Gas, Series A	4.08		68,465
300	Westar Energy, Inc.	4.25		23,269
Total Non-Convertible Preferred Stock (Cost $485,110)				561,365

Exchange Traded Funds - 0.3%
10,000	iShares MSCI Germany Index Fund			179,800
2,000	ProShares UltraShort Lehman 20+ Year Treasury Bond Fund			101,840
Total Exchange Traded Funds (Cost $183,864)				281,640

Principal			Maturity

Asset Backed Obligations - 0.0%
$2,154	Scotia Pacific Co., LLC, Series B (b) (d) (Cost $1,944)	6.55	07/20/28	1,982

Corporate Bonds - 21.4%
Consumer Discretionary - 0.4%
315,000	Time Warner, Inc.	6.88	05/01/12	337,186

See Notes to Financial Statements.                      8

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

Principal	Security Description	Rate	Maturity	Value
Consumer Staples - 7.8%
$300,000	Alliance One International, Inc.	11.00%	05/15/12	$315,000
1,110,000	Dr. Pepper Snapple Group, Inc.	6.12	05/01/13	1,150,092
350,000	General Mills, Inc.	5.70	02/15/17	368,998
1,410,000	Kraft Foods, Inc.	5.63	11/01/11	1,498,906
915,000	Safeway, Inc.	4.95	08/16/10	934,038
320,000	Smithfield Foods, Inc.	8.00	10/15/09	321,600
1,225,000	Smithfield Foods, Inc.	7.75	05/15/13	1,010,625
985,000	Tyson Foods, Inc.	8.25	10/01/11	1,014,527
				6,613,786

Energy - 1.4%
100,000	Constellation Energy Group, Inc.	4.55	06/15/15	86,784
190,000	El Paso Corp.	6.70	02/15/27	127,241
970,000	The Williams Co., Inc.	7.13	09/01/11	989,745
				1,203,770
Financials - 3.0%
75,000	American Express Credit Corp.	7.30	08/20/13	78,047
173,278	Finova Group, Inc. (b)	7.50	11/15/09	14,295
455,000	Hartford Financial Services Group, Inc.	5.25	10/15/11	439,983
2,370,000	Hartford Financial Services Group, Inc.	5.50	10/15/16	1,901,067
182,000	Hartford Financial Services Group, Inc.	6.30	03/15/18	148,230
				2,581,622

Health Care - 1.5%
137,000	UnitedHealth Group, Inc.	4.13	08/15/09	137,213
515,000	UnitedHealth Group, Inc.	4.88	03/15/15	494,532
121,000	Wellpoint, Inc.	4.25	12/15/09	122,451
430,000	Wellpoint, Inc.	5.00	12/15/14	419,755
130,000	Wellpoint, Inc.	5.25	01/15/16	123,331
				1,297,282
Industrials - 4.6%
1,442,000	Church & Dwight Co., Inc.	6.00	12/15/12	1,442,000
740,000	General Electric Capital Corp. Series MTN	5.63	09/15/17	709,356
180,000	Johnson Controls, Inc.	5.25	01/15/11	182,018
495,000	Johnson Controls, Inc.	4.88	09/15/13	476,624
94,000	Waste Management, Inc.	7.38	08/01/10	97,979
71,000	Waste Management, Inc.	7.65	03/15/11	72,552
835,000	Waste Management, Inc.	6.38	11/15/12	887,344
				3,867,873
Materials - 2.1%
895,000	Dow Chemical Co.	5.70	05/15/18	792,257
410,000	Weyerhaeuser	6.75	03/15/12	410,397
203,000	Weyerhaeuser	9.00	10/01/21	185,866
505,000	Weyerhaeuser	7.95	03/15/25	419,104
				1,807,624

Utilities - 0.6%
27,000	Nevada Power Co.	5.88	01/15/15	27,692
790,000	Texas Competitive Electric Holdings Co, LLC Series A	10.25	11/01/15	495,725
				523,417

Total Corporate Bonds (Cost $17,843,818)				18,232,560

Foreign Municipal Bonds - 1.5% (c)
1,500,000	Ontario Hydro Generic Residual Strip (Canada) Series OC20	5.51	10/01/20	724,111
356,000	Ontario Hydro Generic Residual Strip (Canada)	5.47-5.65	11/27/20	169,866
605,000	Ontario Hydro Generic Residual Strip (Canada)	5.61	10/15/21	269,432
235,000	Ontario Hydro Generic Residual Strip (Canada)	5.75	08/18/22	99,302
Total Foreign Municipal Bonds (Cost $1,015,896)				1,262,711

See Notes to Financial Statements.                        9

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

Principal	Security Description	Rate	Maturity	Value
Muncipal Bonds - 0.2%
$190,000	California State Refunding Bonds (Cost $188,190)	5.00%	03/01/18	$189,987

US Treasury Securities - 0.8%
315,000	US Treasury Note	3.88	07/15/10	325,915
355,000	US Treasury Note	2.63	05/31/10	361,975
Total US Treasury Securities (Cost $668,217)				687,890

Total Investments - 94.9% (Cost $87,678,243)*				$80,469,680
Cash - 4.8%				4,037,323
Other Assets & Liabilities, Net - 0.3%				300,768
NET ASSETS - 100.0%				84,807,771

ADR American Depositary Receipt.
MTN Medium Term Note.
PLC Public Limited Company.
REIT Real Estate Investment Trust.

(a) Non-income producing security.
(b) Security is currently in default on scheduled principal or interest payments.
(c) Zero coupon bond. Interest rate presented is yield to maturity.
(d) Security fair valued in accordance with procedures adopted by the Board of Trustees.
At the period end, the value of these securities amounted to $20,663 or 0.02% of net assets.

* Cost for Federal income tax purposes is $87,689,046 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation		$8,448,610
Gross Unrealized Depreciation		(15,667,976)
Net Unrealized Appreciation (Depreciation)		$(7,219,366)

See Notes to Financial Statements.                      10

AUXIER FOCUS FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2009

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 - Security Valuation section in the accompanying Notes to Financial Statements.

		Level 1	Level 2	Level 3	Total
	Common Stocks
	Consumer Discretionary	$14,651,965	$-	$-	$14,651,965
	Consumer Staples	14,943,930	-	-	14,943,930
	Energy	3,143,767	-	-	3,143,767
	Financials	5,944,476	-	-	5,944,476
	Health Care	9,230,490	-	-	9,230,490
	Industrials	3,273,556	-	-	3,273,556
	Information Technology	1,892,299	-	-	1,892,299
	Materials	2,500,231	-	-	2,500,231
	Telecommunications	3,670,831	-	-	3,670,831
	Preferred Stock - Utilities	542,684	-	18,681	561,365
	Exchange Traded Funds	281,640	-	-	281,640
	Asset Backed Obligations	-	-	1,982	1,982
	Corporate Bonds	-	18,232,560	-	18,232,560
	Foreign Municpal Bonds	-	1,262,711	-	1,262,711
	Municipal Bonds	-	189,987	-	189,987
	US Treasury Securities	-	687,890	-	687,890
	TOTAL	$60,075,869	$20,373,148	$20,663	$80,469,680

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.
			Asset-Backed
		Preferred Stock	Obligations	Total

	Balance as of 06/30/08	$-	$5,638	$5,638
	Accrued Accretion / (Amortization)	-	-	-
	Realized Gain (Loss)		388	388
	Change in Unrealized Appreciation / (Depreciation)	991	(70)	921
	Net Purchase / (Sales)	-	(3,974)	(3,974)
	Transfers In / (Out)	17,690	-	17,690
	Balance as of 06/30/09	$18,681	$1,982	$20,663
	Net change in unrealized appreciation/depreciation from investments held as of 6/30/09 **	$991	$38	$1,029

** The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks		70.0%
Preferred Stocks		0.7%
Exchange Traded Funds		0.3%
Asset Backed Obligations		0.0%
Corporate Bonds		21.4%
Foreign Municipal Bonds		1.5%
Municipal Bonds		0.2%
US Treasury Securities		0.8%
Cash and Other Net Assets		5.1%
		100.0%

See Notes to Financial Statements.                       11

AUXIER FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2009

ASSETS
Investments, at value (Cost $87,678,243)	$ 80,469,680
Cash	4,037,323
Receivables:
Fund shares sold	28,415
Dividends and interest	492,028
Total Assets	85,027,446

LIABILITIES
Payables:
Fund shares redeemed	20,416
Investment securities purchased	111,559
Accrued Liabilities:
Investment adviser fees	87,580
Trustees' fees and expenses	90
Distribution fees	30
Total Liabilities	219,675
NET ASSETS	$ 84,807,771

COMPONENTS OF NET ASSETS
Paid-in capital	$ 91,877,128
Undistributed net investment income	777,620
Accumulated net realized loss on investments and foreign currency transactions	(638,414)
Net unrealized depreciation on investments and foreign currency translations	(7,208,563)

NET ASSETS	$ 84,807,771

SHARES OF BENEFICIAL INTEREST AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	6,960,460
A Shares	12,149

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $84,659,931)	$ 12.16
A Shares (based on net assets of $147,840)	$ 12.17
A Shares Maximum Public Offering Price Per Share (net asset value per share/94.25%)	$ 12.91

See Notes to Financial Statements.                       12

AUXIER FOCUS FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2009

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $22,478)	$ 1,767,199
Interest income	726,121
Total Investment Income	2,493,320

EXPENSES
Investment adviser fees	1,168,879
Distribution fees:
A Shares	420
C Shares	223
Trustees' fees and expenses	3,266
Total Expenses	1,172,788
Expenses waived	(3,909)
Net Expenses	1,168,879

NET INVESTMENT INCOME	1,324,441

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments and foreign currency transactions	(628,109)
Net change in unrealized depreciation on investments and foreign currency translations	(12,207,055)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS	(12,835,164)

DECREASE IN NET ASSETS FROM OPERATIONS	$ (11,510,723)

See Notes to Financial Statements.                       13

AUXIER FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

OPERATIONS
Net investment income	$ 1,324,441	$ 1,237,534
Net realized gain (loss) on investments
and foreign currency transactions	(628,109)	3,514,197
Net change in unrealized depreciation on investments	(12,207,055)	(19,651,807)
Decrease in Net Assets from Operations	(11,510,723)	(14,900,076)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,100,100)	(2,236,759)
A Shares	(2,270)	(5,400)
C Shares	-	(264)
Net realized gains:
Investor Shares	(2,232,463)	(3,280,115)
A Shares	(4,702)	(9,142)
C Shares	-	(906)
Total Distributions to Shareholders	(3,339,535)	(5,532,586)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	12,832,552	18,525,072
A Shares	-	3,418
C Shares	-	82,336
Contributions from share reclassification:
Investor Shares (Note 1)	38,065	-
Reinvestment of distributions:
Investor Shares	3,261,809	5,380,512
A Shares	6,972	14,542
C Shares	-	1,170
Redemption of shares:
Investor Shares	(20,340,642)	(16,674,439)
A Shares	(32,769)	(157,318)
C Shares	(59,684)	(17,986)
Redemptions from share reclassification:
C Shares (Note 1)	(38,065)	-
Redemption fees	13,358	28,398
Increase (Decrease) From Capital Transactions	(4,318,404)	7,185,705
Decrease in Net Assets	(19,168,662)	(13,246,957)

NET ASSETS
Beginning of Year	103,976,433	117,223,390
End of Year (a)	$ 84,807,771	$ 103,976,433

(a) Amount includes undistributed net investment income	$ 777,620	$ 556,398

See Notes to Financial Statements.                       14

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Beginning		Net Realized	Total	Distributions				Ending
	Net Asset	Net	and	from	From Net	From Net	Total		Net Asset
	Value Per	Investment	Unrealized	Investment	Investment	Realized	Distributions	Redemption	Value Per
	Share	Income (b)	Gain (Loss)	Operations	Income	Gains	to Shareholders	Fees (b)	Share

Investor Shares

Year Ended June 30, 2009 (i)	$ 14.22	$ 0.19	$ (1.77)	$ (1.58)	$ (0.16)	$ (0.32)	$ (0.48)	$ -	$ 12.16
Year Ended June 30, 2008	17.06	0.18	(2.24)	(2.06)	(0.31)	(0.47)	(0.78)	-	14.22
Year Ended June 30, 2007	14.76	0.38	2.66	3.04	(0.27)	(0.47)	(0.74)	-	17.06
Year Ended June 30, 2006	14.64	0.21	0.30	0.51	(0.18)	(0.21)	(0.39)	-	14.76
Year Ended June 30, 2005	13.74	0.15	1.08	1.23	(0.08)	(0.25)	(0.33)	-	14.64

A Shares

Year Ended June 30, 2009	14.22	0.18	(1.75)	(1.57)	(0.16)	(0.32)	(0.48)	-	12.17
Year Ended June 30, 2008	17.07	0.17	(2.24)	(2.07)	(0.31)	(0.47)	(0.78)	-	14.22
Year Ended June 30, 2007	14.77	0.41	2.63	3.04	(0.27)	(0.47)	(0.74)	-	17.07
July 8, 2005 through June 30, 2006 (g) (h)	14.81	0.21	0.14	0.35	(0.18)	(0.21)	(0.39)	-	14.77

(a) Annualized for periods less than one year.
(b) Calculated based on average shares outstanding for the period.
(c) Not annualized for periods less than one year.
(d) Total return does not include the effect of front-end sales charges or contingent deferred sales charges.
(e) Reflects the expense ratio excluding any waivers and/or reimbursements.
(f) Less than $0.01 per share.
(g) Due to shareholder redemptions, on August 21, 2005, net assets of the class were zero from the close of business on that date until September 22, 2005.
Financial information presented is for the period July 8, 2005, through June 30, 2006.
(h) A shares commenced operations on July 8, 2005.
(i) Effective November 1, 2008, C Shares were reclassified as Investor Shares. For the Period July 1, 2008, through November 1, 2008, total return for C
Shares was (12.68)%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 2.35% and 2.10%, respectively.

See Notes to Financial Statements.                     15

AUXIER FOCUS FUND
FINANCIAL HIGHLIGHTS (continued)

			Ratios to Average
			Net Assets (a)
		Net Assets at	Net			Portfolio
	Total	End of Period	Investment	Net	Gross	Turnover
	Return (c) (d)	(000's Omitted)	Income	Expenses	Expenses (e)	Rate (c)

Investor Shares

Year Ended June 30, 2009 (i)	(10.92)%	$ 84,660	1.53%	1.35%	1.35%	24%
Year Ended June 30, 2008	(12.56)%	103,664	1.10%	1.35%	1.36%	19%
Year Ended June 30, 2007	21.11%	116,774	2.40%	1.35%	1.36%	16%
Year Ended June 30, 2006	3.44%	103,642	1.44%	1.35%	1.36%	28%
Year Ended June 30, 2005	9.01%	96,395	1.09%	1.35%	1.35%	28%

A Shares

Year Ended June 30, 2009	(10.85)%	148	1.49%	1.35%	1.60%	24%
Year Ended June 30, 2008	(12.61)%	208	1.08%	1.35%	1.60%	19%
Year Ended June 30, 2007	21.10%	399	2.59%	1.35%	1.60%	16%
July 8, 2005 through June 30, 2006 (g) (h)	2.32%	392	1.56%	1.35%	1.61%	28%

See Notes to Financial Statements.                     16

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009

Note 1.  Organization

The Auxier Focus Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”).  The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  As of June 30, 2009, the Trust had twenty-seven investment portfolios.  Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value.  The Fund currently offers two classes of shares: Investor Shares and A Shares.  A Shares are offered at net asset value plus a maximum sales charge of 5.75%.  A Shares are also subject to a contingent deferred sales charge (“CDSC”) of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased.  Investor Shares are not subject to a sales charge.  Investor Shares and A Shares commenced operations on July 9, 1999 and July 8, 2005, respectively.  The Fund’s investment objective is to achieve long-term capital appreciation.

On August 27, 2008, the Board of Trustees of the Fund approved the conversion of the Fund’s C Shares to Investor Shares.  On November 1, 2008, each shareholder of C Shares received Investor Shares in a dollar amount equal to their investment in C Shares as of that date.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period.  Actual amounts could differ from those estimates.   The following summarizes the significant accounting policies of the Fund.

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day.  In the absence of a sale, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services.  Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  Shares of open-end mutual funds are valued at net asset value.  Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable.  Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold.  Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy.  The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets
Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2009, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

17

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income.  In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax.  Therefore, no Federal income or excise tax provision is required.

As of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.  The Fund’s Federal tax returns filed in the three-year period ended June 30, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios.  Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

18

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Auxier Asset Management LLC (the “Adviser”) is the investment adviser to the Fund.  Pursuant to a management agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.35% of the Fund’s average daily net assets.

Under the terms of the management agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage fees and commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”).  The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.  The Fund has adopted a distribution plan for A Shares and C Shares of the Fund in accordance with Rule 12b-1 of the Act (“Distribution plan”). Under the Distribution plan, the Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of A Shares.  The Distributor had no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For the year ended June 30, 2009, there were no front-end or CDSC sales charges assessed on the sale of A Shares.

Other Service Providers – Atlantic provides administration, fund accounting and transfer agency services to the Fund.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for reach major special Board meeting attended ($2,250 for the chairman).  In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees.  The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.  Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4.  Expense Reimbursements

The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2009, to the extent necessary to maintain the total operating expenses at 1.35% of average daily net assets of the Investor Shares and A Shares.  These contractual waivers may be changed or eliminated at any time with consent of the Board.  For the year ended June 30, 2009, expenses waived were $3,909.

19

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended June 30, 2009, was $28,019,448 and $16,469,654, respectively.

Note 6.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2009	2008
Ordinary Income	$1,275,234	$2,435,408
Long-Term Capital Gain	2,064,301	3,097,178
Total	$3,339,535	$5,532,586

As of June 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

                                                                                                                                                                          $    777,620
Undistributed Ordinary Income	$777,620
Unrealized Appreciation (Depreciation)	(7,219,366)
Capital and Other Losses	(627,611)
Total	$(7,069,357)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss was $569,525. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of June 30, 2009, the Fund had capital loss carryforwards to offset future capital gains of $58,086, expiring in 2017.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2009.  The following reclassification was the result of real estate investment trust and partnership adjustments and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(849)
Undistributed Net Realized Gain (Loss)	741
Paid-in-Capital	108

20

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009

Note 7.  Share Transactions

Share transactions for the Fund were as follows:

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008

Sales of Shares:
Investor Shares	1,070,517	1,184,559
A Shares	-	204
C Shares	-	5,349
Reinvestment of distributions:
Investor Shares	283,722	332,972
A Shares	605	898
C Shares	-	72
Contributions from share reclassification:
Investor Shares	3,090	-
Redemption of shares:
Investor Shares	(1,689,078)	(1,069,704)
A Shares	(3,064)	(9,844)
C Shares	(4,267)	(1,069)
Redemption from share reclassification:
C Shares	(3,051)	-
Increase (decrease) from share transactions	(341,526)	443,437

Note 8.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending June 30, 2009.  D&T resigned subsequent to the Board’s approval of BBD.  Throughout  D&T’s tenure, including the Fund's two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.  With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report.  During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund's financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Note 9.  Recent Accounting Pronouncement
In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  On the effective date of this standard, FASB Accounting Standards Codification™ (“Codification”) will become the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other non-

21

AUXIER FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009

grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

Note 10.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through August 24, 2009, and the Fund has noted no such events.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Auxier Focus Fund

We have audited the accompanying statement of assets and liabilities of the Auxier Focus Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of June 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended June 30, 2008 and the financial highlights for each of the years or periods in the four-year period then ended were audited by other auditors whose report dated August 25, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Auxier Focus Fund as of June 30, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

   BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
August 24, 2009

23

AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund’s website at www.auxierasset.com and on the SEC's website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009, through June 30, 2009.

Actual Expenses – The first line under each class of shares in the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the relevant line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund to such costs of other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs had been included, your costs would have been higher.

24

AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2009

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Investor Shares
Actual	$1,000.00	$1,060.16	$6.90	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%
A Shares
Actual	$1,000.00	$1,060.10	$6.90	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76	1.35%

*Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared During the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income.  The Fund designates 93.10% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Fund also designates 22.76% as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 100.00% as qualified short-term capital gain (QSD).

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust.  The Trustees listed below also serve in the capacities noted below for Monarch Funds.  Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated.  Each Trustee oversees twenty-seven portfolios in the Trust.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 328-9437.

25

AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989
Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 – 2003.

26

AUXIER FOCUS FUND
ADDITIONAL INFORMATION (Unaudited)
JUNE 30, 2009

Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008
President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 - September 2007; Elder Care June 2005 – December 2006; Director, Fund Accounting, Citigroup December 2003 – May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992 – November 2003; Auditor, Ernst & Young May 1988 – March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008
Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

David Faherty Born: 1970	Vice President	Since April 2009
Senior Counsel, Atlantic Fund Administration, LLC since February 2009; Vice President, Citi Fund Services Ohio, Inc. June 2007 – February 2009; Associate Counsel, Investors Bank & Trust Company August 2006 – June 2007; employee of FDIC January 2005 – September 2005; employee of IKON Office Solutions, Inc. September 1998 – January 2001.

Lina Bhatnagar Born: 1971	Secretary	Since 2008
Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 – May 2008; Money Market/Short Term Trader, Wellington Management, 1996 – 2002.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

27

FOR MORE INFORMATION

P.O. Box 588
Portland, ME 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISOR
Auxier Asset Management LLC
5285 Meadows Road
Suite 333
Lake Oswego, Oregon 97035

TRANSFER AGENT
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, ME 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

204-ANR-0609

PREMIER

GROWTH  FUND

ANNUAL REPORT

JUNE 30, 2009

AND COMPANY, INC.

INVESTMENT COUNSEL

P.O. BOX 588

PORTLAND, ME 04112

(866) 2DF-DENT (TOLL FREE)

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

Dear Fellow Shareholders:

Performance

For the fiscal year ended June 30, 2009, the DF Dent Premier Growth Fund (the/your “Fund”) experienced a negative total return of –30.64% versus –26.21% for the S&P 500 Index (the “Index”), which is the benchmark we have used for performance comparisons. Fund performance deficiency was largely attributable to the 3 months ending December 31, 2008, when markets worldwide were rocked by a credit crisis following the collapse of several prominent financial institutions. As measured by the Index, the three months ending on December 31, 2008, represented the worst quarterly performance in the 22 years since the “market crash” in the fourth quarter of 1987. Although your Fund did not have any banks or mortgage company holdings in that quarter, growth stocks across the board experienced significant declines. Your Fund has partially recovered during 2009, outperforming the Index in the past two quarters.

While fiscal year 2009’s investment performance was disappointing, we have not changed our underlying investment strategy which is to invest in what we believe to be “best in class” *** growth companies led by strong management teams dedicated to seeking attractive returns for shareholders. This strategy has contributed to outperforming the Index in six of the eight fiscal years since the Fund’s inception, with a cumulative total return of +15.85% versus –11.03% for the Index. For a longer term perspective, the Fund’s one-year, five-year and since inception (July 16, 2001) average annual total returns for the period ended June 30, 2009 were (30.64)%, (0.53)% and 1.87%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For the most recent month end performance, please call 866-233-3368. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.18%. However, the Fund’s Adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 1.10%. This agreement is in effect until October 31, 2010 per board approval (prospectus to be updated fall, 2009). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

Expense Ratio Management

Your Fund’s Adviser, D.F. Dent & Company, Inc. has reduced your Fund’s expense ratio in each of the past three years. As stated in the current prospectus (and indicated above), the Adviser has contractually agreed to reimburse expenses and/or waive a portion of fees in order to maintain the Fund’s net expense ratio through October 31, 2010. The record of expense reimbursement and management fee waivers for the first 8 years of your Fund is as follows:

Year Ending	Expense Reimbursement	Management Fee Waived
6/30/02	$60,201	$60,019
6/30/03	38,066	90,163

DF DENT PREMIER GROWTH FUND

1

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

Year Ending	Expense Reimbursement	Management Fee Waived
6/30/04	$-	$129,060
6/30/05	-	141,907
6/30/06	-	142,664
6/30/07	-	161,128
6/30/08	-	95,665
6/30/09	-	234,053

	$98,267	$1,054,659

Portfolio Turnover

Portfolio turnover for the year decreased to 16%. Annual portfolio turnover since inception is below:

	2002*	2003	2004	2005	2006	2007	2008	2009	Average
Portfolio Turnover Rate**	0%	14%	20%	7%	25%	17%	21%	16%	15%

We believe these low portfolio turnover rates are consistent with our investment strategy of holding positions for long periods and seeking to minimize transaction expenses for shareholders.

*	The Fund commenced operations on July 16, 2001.
**	Percentage calculated based on total value of investments.

Asset Allocation

	06/30/06	06/30/07	06/30/08	06/30/09
Large Capitalization	36.9%	36.1%	50.2%	36.8%
Mid Capitalization	45.1%	43.5%	40.2%	52.9%
Small Capitalization	10.3%	9.3%	9.4%	10.2%
Reserve Funds	7.7%	11.1%	0.2%	0.1%

Total Fund	100.0%	100.0%	100.0%	100.0%

The Fund’s Prospectus has defined typical Mid Capitalization companies as those in the $1.5 billion to $7.0 billion market capitalization range. Although prior to 2008 we thought that perhaps the upper end of this range might be too low, the 2008 bear market then arrived! The increase in Mid Capitalization allocation in the recent fiscal year resulted almost entirely from the decrease in market capitalization of companies which previously resided in the Large Capitalization category. Although this is a natural occurrence of bear markets, the Fund’s Adviser believes that the Mid Capitalization category is populated with many companies possessing attractive risk/reward growth characteristics. Thus, it represents the largest allocation within the Fund.

DF DENT PREMIER GROWTH FUND

2

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

Concentration

We have mentioned in recent reports our intent to increase concentration within the portfolio. This portfolio management strategy is the result of our experience and that of others. The idea is that in actively managing a portfolio we should have the conviction to invest 20% more in our 10 favorite companies rather than spread that 20% across 20 other companies where there is less apparent conviction. We do not consider this strategy to be “over” concentrated. In the past three years we have increased concentration in the top 10 holdings as follows:

Top 10 Holdings	06/30/06	06/30/07	06/30/08	06/30/09
% of the Fund	26.2%	25.5%	36.7%	55.82%
Average Position Size of Top 10	2.6%	2.6%	3.7%	5.6%

This is about where we think the portfolio should be and do not intend to increase concentration beyond the June 30, 2009, level shown above.

Management Ownership of Fund

Employees, their families, and the Adviser’s retirement plan increased their investments from 5.2% of the Fund a year ago to 8.4% of the Fund on June 30, 2009. There were only purchases and no redemptions during this period, and there have been additional purchases in the new fiscal year.

Commentary

Events of the past year have dramatically altered the investment landscape, and you have probably read more than you care to at this point about the outlook. Two observations of past history seem relevant at the present time.

First, in the past 128 years there have only been four instances when the trailing 10 year annualized real return for the S&P 500 was negative (early 1920s: –5%; late 1930s: –2.5%; late 1970s: –4%; and 2009: –6%).* In each of the prior three instances the market, as measured by the S&P 500, staged a strong recovery in subsequent years. If one responds by saying, “It’s different this time,” although this may be true, keep in mind that this 128 year period includes two World Wars, the Great Depression, periods of very high inflation, and a multitude of business cycles and economic policies. Surely, there are worrisome problems in the economic picture, but hasn’t much of this already been discounted in the equity markets of the past year?

Second, a recent paper presented to the American Economic Association by professors Carmen Reinhart of the University of Maryland and Kenneth S. Rogoff of Harvard University studied the depth and duration of postwar economic downturns following financial crises in different countries.** Among other economic declines, they found that the average historical decline in equity prices was 55.9%, and lasted for 3.4 years. While past averages are not predictive, it is interesting to note that the decline in the S&P 500 from its peak

DF DENT PREMIER GROWTH FUND

3

DF DENT PREMIER GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

in July 2007 to its recent low in March 2009 was 56.5%. If we apply the historical average duration of the market decline from the July 2007 peak, the current decline could hypothetically end in December 2010.

Our interpretation of these historical patterns and data is that we have potentially seen the market lows for this cycle, but it could take more time before a market recovery begins. However, the plethora of recent problems and poor stock returns in recent years would suggest that these negatives may have already been discounted in the equity market. In our view, a mountain of cash is sitting on the sidelines (recently a record of over 100% of the Wilshire 5000 company market capitalization) earning less than 1% annualized. We believe this combination represents an attractive opportunity for potential equity returns in the future. Accordingly, we plan to maintain a fully invested position in your Fund in what we consider to be well-managed companies, seeking strong growth.

As always, we acknowledge the responsibility you have conveyed by entrusting your funds to the D. F. Dent Premier Growth Fund and will work diligently on your behalf.

Respectfully submitted,

Daniel F. Dent

*  Source: Bank Credit Analyst May 15, 2009 “Global Investment Strategy.”

**  Source: Reinhart and Rogoff, “The Aftermath of Financial Crises,” presented to the American Economic Association, San Francisco, January 3, 2009.

***  The determination of “best in class” is solely the opinion of the Fund’s Adviser, and such opinion is subject to change. Those companies which hold leading market share positions, strong growth potential, historically good profitablility, and management teams known for integrity and good corporate governance are generally considered to be “best in class”.

Investing involves risks, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund will typically invest in the securities of fewer issuers. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Wilshire 5000 Total Market Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. equity securities with readily available price data. One cannot invest directly in an index.

DF DENT PREMIER GROWTH FUND

4

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2009

For the fiscal year ended June 30, 2009, the DF Dent Premier Growth Fund (the/your “Fund”) experienced a total return of –30.64% versus a total return of –26.21% for the S&P 500 Index. Performance versus the S&P 500 Index for various periods ending June 30, 2009 was as follows:

Period Ending 6/30/09	DF Dent Premier Growth Fund	S&P 500 Index	Outperformance (Underperformance)
Six Months	8.32%	3.16%	5.16%
Twelve Months	–30.64%	–26.21%	–4.43%
Five Years (annualized)	– 0.53%	– 2.24%	1.71%
Five Years (cumulative)	– 2.65%	–10.72%	8.07%
Since Inception (1/16/01) (annualized)	1.87%	– 1.46%	3.33%
Since Inception (cumulative)	15.85%	–11.03%	26.88%

In the fiscal year ending June 30, 2009, the S&P 500 Index and your Fund experienced negative returns in each of the first 3 quarters, one of the worst periods of equity performance in the past 70 years. Your Fund experienced a strong recovery of 20.09% in the fiscal year’s final quarter, besting the S&P’s 15.93% total return for the period. This represented the best quarterly performance in your Fund’s history, but it was not enough to offset the declines of the first 3 quarters of the fiscal year ending June 30, 2009.

While your Fund’s recovery and outperformance during the past six months is gratifying, the fiscal year just completed was disappointing. The credit crisis, which began in September 2008 with the bankruptcy of Lehman Brothers, followed by the failure and receipt of federal capital infusions by AIG, the collapse of Freddie Mac and Fannie Mae, and the forced sales of Merrill Lynch, National City and Wachovia, affected securities markets worldwide. These financial failures resulted from many years of excessive leverage fueled by careless lending and reckless borrowing. Although we managed your Fund by attempting to avoid companies and sectors dependent upon the capital markets and easy credit, we failed to see how widespread the credit crisis would become and how it would have dramatic implications for the strongest companies along with those considered vulnerable to credit market conditions. The balance sheets of your portfolio companies by and large were not significantly impaired, but earnings growth suffered from economic weakness caused by the credit problems of your portfolio companies’ customers.

Your Fund began the fiscal year with a 20.41% allocation to the broadly defined energy sector (which includes energy, energy service, and engineering and construction companies with projects serving the energy industry) and ended the year with a 20.09% allocation versus a 12.43% weighting in the S&P 500 at the end of this period. This overweighted position contributed modestly to your Fund’s underperformance as the sector lagged the overall S&P 500 performance by 14.49% for the year. The dramatic decline in the price of crude oil from $145 per barrel to $35 per barrel in the first half of the fiscal year and subsequent recovery to $70 per barrel by the fiscal year end on June 30, 2009 certainly contributed to the market’s and your Fund’s ups and downs over the course of the year. In our Annual Report one year ago, all 5 of the best contributors to the Fund’s performance for the 2008 fiscal year were energy companies (Ultra Petroleum Corp., St. Mary’s Land &

DF DENT PREMIER GROWTH FUND

5

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2009

Exploration Co., Jacobs Engineering Group, Inc., Apache Corp., and Chicago Bridge & Iron Co. NV). This year 3 of the 5 poorest performers were energy companies (Ultra Petroleum Corp., Chicago Bridge & Iron Co. NV, and Jacobs Engineering Group, Inc.). Clearly, declining energy prices affected these energy stocks and your Fund on the way down, just as they drove stock prices in your Fund back up later in the year. So, what’s the outlook for energy from here? We believe the US economy will stabilize by the end of 2009 and eventually experience a modest recovery supporting energy price levels. Despite energy conservation initiatives and economic weakness, the world’s thirst for energy continues, and we believe that emerging, developing and developed markets’ demand for the limited supply of energy will continue to grow, driving up prices in the years to come.

The credit crisis in the capital markets referred to above begat a liquidity crisis. Following the events of September 2008, investors collectively decided to try to redeem their investments in hedge funds and private equity funds. Often being turned away at the hedge fund and private equity fund gate, investors then went to mutual funds to raise cash. The mutual fund industry and your Fund represented a source of liquidity for these investors. Sales of equities in these funds to meet redemptions drove down prices in the final calendar quarter of 2008 when both your Fund and its S&P 500 benchmark experienced their worst quarter since the Fund’s inception.

The Fund also experienced net redemptions during the market lows of October and November 2008, as well as in May and June of 2009. Securities sold to meet these redemptions realized significant losses in the fiscal year just ended. From 2005 through 2008 your Fund made four capital gain distributions from its prior fiscal years with the last capital gain distribution being $0.26749 in December 2008. We do not anticipate capital gain distributions in the foreseeable future due to the losses realized in fiscal 2009 which can be carried forward eight years until offset with capital gains.

It is often said that “the pendulum swings too far in either direction.” As the Fed’s injection of liquidity took hold in the second calendar quarter of 2009, both your Fund and the S&P 500 benchmark recorded their best quarter since the Fund’s inception.

Specifically, your Fund avoided investments in the housing, banking, and consumer sectors during the past year. The financial sector, with a 13.60% weighting in the S&P 500 at year end, underperformed the Index by 12.49%. Thus, avoidance benefited your Fund’s performance versus the S&P 500 benchmark. Permanent asset impairment, significantly higher savings rates, and a poor employment outlook cause us to continue to avoid these sectors, even though we expect modest improvement from recent depressed levels. The only bank investment, East West Bank, actually contributed $1,879,189 to this year’s performance when it was sold by early November 2008. Oddly enough, this investment (the sole investment in this sector which we otherwise avoided) was the best individual performer in the Fund for the fiscal year.

As economic weakness became more evident, we emphasized positions in defensive business services and health care, which are perceived to be less cyclical. The weighting of Iron Mountain, the document storage and archiving company, which we consider to be a defensive business service, was increased by 60% to 4.16% of the Fund by year end. Stericycle, Inc., the dominant medical waste disposal company, was added to the Fund with a 1.84% position. Both stocks made positive contributions to the Fund’s performance. Healthcare’s

DF DENT PREMIER GROWTH FUND

6

DF DENT PREMIER GROWTH FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

JUNE 30, 2009

allocation was increased from 21.73% to 25.43% during the fiscal year. This represented an overweighting versus the S&P 500 benchmark’s 13.98% year end allocation and contributed to overall performance of the Fund for the year even though the sector underperformed at the end of the year. We believe this was due to the sector’s defensive qualities during the first 3 quarters (which helped) and fears about the uncertainties of the Obama Administration’s proposed health care reform during the final quarter (which hurt). Nevertheless, 3 of the year’s 5 best performers were health care stocks (Genentech, Inc., ResMed, Inc., and PSS World Medical, Inc.).

Those securities which contributed the most and declined the most during the past fiscal year were:

5 Best Contributors (Unaudited)
Investments	Realized and Unrealized Appreciation and Income in Fiscal Year 2009	Per Share As of 06/30/2009
East West Bancorp, Inc.	$1,879,188	$0.17
Genentech, Inc.	993,864	0.09
PSS World Medical, Inc.	517,534	0.05
ResMed, Inc.	406,073	0.04
II-VI, Inc.	397,165	0.04

	$4,193,824	$0.39

5 Poorest Contributors (Unaudited)
Investments	Realized and Unrealized Losses and Income in Fiscal Year 2009	Per Share As of 06/30/2009
Ultra Petroleum Corp.	$ 6,926,400	$(0.65)
Chicago Bridge & Iron Co. NV	5,454,053	(0.51)
Jacobs Engineering Group, Inc.	4,677,520	(0.44)
Actuant Corp.	4,444,688	(0.41)
Trimble Navigation, Ltd.	3,781,924	(0.35)

	$25,284,585	$(2.36)

The views in this report contained herein were those of the Fund’s Adviser as of June 30, 2009, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2009. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

DF DENT PREMIER GROWTH FUND

7

DF DENT PREMIER GROWTH FUND

PERFORMANCE CHART AND ANALYSIS

JUNE 30, 2009

The graph and table reflect the change in value of a hypothetical $100,000 investment in the DF Dent Premier Growth Fund (the “Fund”), including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance please call 866-233-3368. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.18%. However, the Fund’s Adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expense ratio (net) does not exceed 1.10%. This agreement is in effect until October 31, 2010 per board approval (prospectus to be updated fall, 2009). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Average Annual Total Return as of 06/30/09	Six Months	One Year	Five Year	Since Inception 07/16/01
DFDent Premier Growth Fund	8.32%	(30.64)%	(0.53)%	1.87%
S&P 500 Index	3.16%	(26.21)%	(2.24)%	(1.46)%
Investment Value on 06/30/09
DFDent Premier Growth Fund	$115,851
S&P 500 Index	$88,970

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
Common Stock - 100.4%
Agriculture - 1.3%
21,000	Monsanto Co.	$1,561,140

Business Services - 10.0%
205,000	Expeditors International of Washington, Inc.	6,834,700
170,000	Iron Mountain, Inc.(a)	4,887,500

		11,722,200

Communication Equipment - 7.5%
195,000	Qualcomm, Inc.	8,814,000

Computer Software - 4.0%
150,000	Ansys, Inc.(a)	4,674,000

Data Networking - 1.6%
100,000	Cisco Systems, Inc.(a)	1,864,000

Distribution and Industrial Supplies - 6.1%
215,000	Fastenal Co.	7,131,550

Electronics - 3.6%
115,000	Intel Corp.	1,903,250
120,000	Trimble Navigation, Ltd.(a)	2,355,600

		4,258,850

Energy Services - 6.6%
30,000	Core Laboratories NV	2,614,500
70,000	Schlumberger NV	3,787,700
50,000	Smith International, Inc.	1,287,500

		7,689,700

Energy Sources - 6.2%
37,000	Apache Corp.	2,669,550
117,000	Ultra Petroleum Corp.(a)	4,563,000

		7,232,550

Financial Services - 5.7%
145,000	T. Rowe Price Group, Inc.	6,042,150
10,000	Visa, Inc., Class A	622,600

		6,664,750

Health Care Services - 1.8%
42,000	Stericycle, Inc.(a)	2,164,260

Industrial Applications - 11.6%
205,000	Actuant Corp., Class A	2,501,000
60,000	II-VI, Inc.(a)	1,330,200
47,000	K-Tron International, Inc.(a)	3,744,960
133,000	Roper Industries, Inc.	6,026,230

		13,602,390

Shares	Security Description	Value
Infrastructure - 7.4%
226,000	Chicago Bridge & Iron Co. NV	$2,802,400
140,000	Jacobs Engineering Group, Inc.(a)	5,892,600

		8,695,000

Insurance - 2.3%
9,500	Markel Corp.(a)	2,676,150

Life Sciences - 12.4%
205,000	IDEXX Laboratories, Inc.(a)	9,471,000
80,000	Techne Corp.	5,104,800

		14,575,800

Medical Products - 6.6%
150,000	Align Technology, Inc.(a)	1,590,000
87,000	ResMed, Inc.(a)	3,543,510
65,000	Stryker Corp.	2,583,100

		7,716,610

Metal Mining - 1.1%
8,000	Rio Tinto, PLC, ADR	1,310,960

Pharmaceuticals - 4.6%
47,000	Alcon, Inc.	5,457,640

Total Common Stock (Cost $138,725,436)		117,811,550

Total Investments - 100.4%
	(Cost $138,725,436)*	117,811,550
Other Assets and Liabilities, Net - (0.4)%		(420,251)

TOTAL NET ASSETS - 100.0%		$117,391,299

(a)	Non-income producing security.

ADR American Depositary Receipt

PLC Public Limited Company

*	Cost for Federal income tax purposes is $138,782,200 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$6,665,844
Gross Unrealized Depreciation	(27,636,494)

Net Unrealized Appreciation (Depreciation)	$(20,970,650)

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$117,811,550
Level 2—Other Significant Observable Inputs	-
Level 3—Significant Unobservable Inputs	-

Total Investments	$117,811,550

In accordance with FSP 157-4, the Level 1 inputs in this table are Common Stock. Refer to the Schedule of Investments for a further breakout of each security by type.

PORTFOLIO HOLDINGS
% of Net Assets
Agriculture	1.3%
Business Services	10.0%
Communication Equipment	7.5%
Computer Software	4.0%
Data Networking	1.6%
Distribution and Industrial Supplies	6.1%
Electronics	3.6%
Energy Services	6.6%
Energy Sources	6.2%
Financial Services	5.7%
Health Care Services	1.8%
Industrial Applications	11.6%
Infrastructure	7.4%
Insurance	2.3%
Life Sciences	12.4%
Medical Products	6.6%
Metal Mining	1.1%
Pharmaceuticals	4.6%
Other Assets and Liabilities, Net	(0.4)%

100.0%

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2009

ASSETS
Investments, at value (Cost $138,725,436)	$117,811,550
Cash	195,069
Receivables:
Fund shares sold	131
Dividends and interest	26,284
Prepaid expenses	12,442

Total Assets	118,045,476

LIABILITIES
Payables:
Fund shares redeemed	381,319
Accrued Liabilities:
Investment adviser fees	223,032
Trustees’ fees and expenses	150
Compliance services fees	2,083
Fund service fees	15,183
Other expenses	32,410

Total Liabilities	654,177

NET ASSETS	$117,391,299

COMPONENTS OF NET ASSETS
Paid-in capital	$190,167,301
Accumulated net realized loss on investments	(51,862,116)
Unrealized depreciation on investments	(20,913,886)

NET ASSETS	$117,391,299

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $117,391,299 and 10,733,919 shares outstanding at $0.00 par value (unlimited shares authorized)	$10.94

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED JUNE 30, 2009

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $68,057)	$1,263,900
Interest Income	7,034
Other income	3,726

Total Investment Income	1,274,660

EXPENSES
Investment adviser fees	1,507,732
Fund service fees (Note 3)	208,025
Custodian fees	27,542
Professional fees	53,379
Trustees’ fees and expenses	6,125
Compliance services fees	41,236
Registration fees	16,423
Miscellaneous expenses	37,172

Total Expenses	1,897,634
Fees waived	(239,122)

Net Expenses	1,658,512

NET INVESTMENT LOSS	(383,852)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(51,865,842)
Net change in unrealized depreciation on investments	(27,667,251)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(79,533,093)

DECREASE IN NET ASSETS FROM OPERATIONS	$(79,916,945)

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended June 30, 2009	Year Ended June 30, 2008
OPERATIONS
Net investment loss	$(383,852)	$(755,804)
Net realized gain (loss) on investments	(51,865,842)	4,645,739
Net change in unrealized depreciation on investments	(27,667,251)	(18,957,687)

Decrease in Net Assets from Operations	(79,916,945)	(15,067,752)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	(3,102,053)	(3,478,232)

CAPITAL SHARE TRANSACTIONS
Sale of shares	34,837,524	159,572,454
Reinvestment of distributions	2,396,238	2,387,209
Redemption of shares	(80,005,986)	(43,127,544)

Increase (Decrease) from Capital Share Transactions	(42,772,224)	118,832,119

Increase (Decrease) in Net Assets	(125,791,222)	100,286,135

NET ASSETS
Beginning of Year	243,182,521	142,896,386

End of Year	$117,391,299	$243,182,521

SHARE TRANSACTIONS
Sale of shares	3,306,362	9,126,977
Reinvestment of distributions	243,273	130,806
Redemption of shares	(7,823,523)	(2,535,650)

Increase (Decrease) in Shares	(4,273,888)	6,722,133

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding of the Fund throughout each year.

	Year Ended
	June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005
NET ASSET VALUE, Beginning of Year	$16.20	$17.25	$15.11	$13.14	$11.90

INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss)	(4.96)	(0.76)	2.35	2.10	1.29

Total from Investment Operations	(4.99)	(0.81)	2.31	2.07	1.24

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investments	(0.27)	(0.24)	(0.17)	(0.10)	-

NET ASSET VALUE, End of Year	$10.94	$16.20	$17.25	$15.11	$13.14

TOTAL RETURN	(30.64%)	(4.88%)	15.42%	15.77%	10.42%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at End of Year (000’s omitted)	$117,391	$243,183	$142,896	$77,994	$41,475
Ratios to average net assets:
Net expenses	1.10%	1.15%	1.20%	1.25%	1.25%
Gross expenses (b)	1.26%	1.19%	1.36%	1.51%	1.71%
Net investment income (loss)	(0.25%)	(0.31%)	(0.23%)	(0.18%)	(0.40%)

PORTFOLIO TURNOVER RATE	16%	21%	17%	25%	7%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1.  Organization

The DF Dent Premier Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of June 30, 2009, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 16, 2001. The Fund seeks long-term capital appreciation.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

DF DENT PREMIER GROWTH FUND

15

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

The aggregate value by input level, as of June 30, 2009, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended June 30, 2009, remain subject to examination by the Internal Revenue Service.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Income & Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Note 3.  Advisory Fees and Other Transactions

Investment Adviser – D.F. Dent and Company, Inc. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

DF DENT PREMIER GROWTH FUND

16

DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Related Parties – Atlantic provides administration, fund accounting and transfer agency services to the Fund. Pursuant to the Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for reach major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4.  Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through October 31, 2010, to the extent that annual operating expenses exceed 1.10%. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended June 30, 2009, fees waived and reimbursed were as follows:

Investment Adviser Waived	Other Waivers	Total Fees Waived
$234,053	$5,069	$239,122

Note 5.  Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended June 30, 2009, were $24,221,539 and $70,327,188, respectively.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 6.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2009	2008
Ordinary Income	$-	$22,481
Long-Term Capital Gain	3,102,053	3,455,751

Total	$3,102,053	$3,478,232

As of June 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$(20,970,650)
Capital and Other Losses	(51,805,352)

Total	$(72,776,002)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss was $28,482,354. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of June 30, 2009, the Fund had capital loss carryforwards to offset future capital gains of $23,322,998, expiring in 2017.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2009. The following reclassification was the result of net operating losses and reclassification of securities litigation income and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$383,852
Undistributed Net Realized Gain (Loss)	3,766
Paid-in-Capital	(387,618)

Note 7.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending June 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Note 8.  Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”). On the effective date of this standard, FASB Accounting Standards Codification™ (“Codification”) will become the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Fund’s financial statements.

Note 9.  Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through August 24, 2009, and the Fund has noted no such events.

DF DENT PREMIER GROWTH FUND

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of DF Dent Premier Growth Fund

We have audited the accompanying statement of assets and liabilities of the DF Dent Premier Growth Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of June 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2008 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated August 25, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the DF Dent Premier Growth Fund as of June 30, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

August 24, 2009

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DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 2DF-DENT and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2009, through June 30, 2009.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period*
Actual	$1,000.00	$1,083.17	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

DF DENT PREMIER GROWTH FUND

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DF DENT PREMIER GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 866-2DF-DENT.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.

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ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.
David Faherty Born: 1970	Vice President	Since April 2009	Senior Counsel, Atlantic Fund Administration, LLC since February 2009; Vice President, Citi Fund Services Ohio, Inc. June 2007-February 2009; Associate Counsel, Investors Bank & Trust Company August 2006-June 2007; employee of FDIC January 2005-September 2005; employee of IKON Office Solutions, Inc. September 1998-January 2001.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short Term Trader, Wellington Management, 1996-2002.

1	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

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PREMIER

GROWTH  FUND

NASDAQ TICKER SYMBOL

DFDPX

INVESTMENT ADVISER

D.F. Dent and Company, Inc.

Two East Read Street

Baltimore, MD 21202

www.dfdent.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

(866) 2DF-DENT

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

221-ANR-0609

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

ANNUAL REPORT

Golden Large Cap Core Fund

Golden Small Cap Core Fund

June 30, 2009

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

Dear Shareholder,

We are pleased to present the annual report for the Golden Large Cap Core Fund and the Golden Small Cap Core Fund (the “Funds”) for the period of July 1, 2008 through June 30, 2009.

General Market Overview

Over the past year, the markets have continued to experience historic levels of volatility. Quarter after quarter, the markets were bombarded by negative news including: failing companies and industries, deteriorating economic activity, and rising unemployment. Government and central bank intervention abounded domestically and abroad in attempts to stop the hemorrhaging and stimulate recovery. By March 9th, the S&P 500 Index had fallen approximately -56% from its all-time high (Oct 9, 2007), though it rebounded to finish the year ended June 30, 2009 down about -26%.

During the third quarter of 2008, we witnessed what can be described as a re-shaping of the financial landscape. Through July and August, we continued to get a stream of bad economic news, but, on the whole, equity investors seemed to be “whistling past the graveyard” as the stock market rallied from the middle of July through August. It was in September that the crisis reached a tipping point. During the month, we saw Fannie Mae (FNM) and Freddie Mac (FRE) placed in conservatorship, the failure of Lehman Brothers (LEH), an agreed upon merger between Merrill Lynch (MER) and Bank of America (BAC), the first $85 billion loan aimed at rescuing American International Group (AIG), the seizure and sale of Washington Mutual (WM) assets to JP Morgan Chase (JPM), and the passage of the $700 billion Troubled Asset Relief Program (TARP). During the quarter, de-leveraging played a large role in depressing stock prices, which became unhinged from company fundamentals.

The fourth quarter of 2008 was the worst quarter in one of the worst calendar years in the history of the U.S. financial markets. The primary building block for any economic transaction is trust, and we witnessed a crisis of confidence and near complete loss of trust in the financial system. Virtually every asset class in the world fell in value, with the notable exception of U.S. government bonds. The flight-to-safety was so acute that short-term U.S. Treasury bills actually traded to yield 0.0% and remained near zero for much of the latter part of the quarter. By the end of the year, the Federal Open Market Committee had lowered the federal funds rate to a range of zero to 0.25% while the Federal Reserve expanded its balance sheet to over $2.3 trillion and signaled its commitment to using non-conventional measures to improve the functioning of the financial system. The Treasury Department used the first $350 billion authorized under the TARP, though there was no increase in bank lending, which was one of the TARP’s primary goals. During the quarter, economic activity dropped off significantly with measures of industrial production, retail sales, payroll employment, and consumer confidence all falling in historic fashion.

During the first quarter of 2009 stock market volatility continued to be very high as macroeconomic news and government policy actions were the dominant catalysts for the moves in the market. Throughout January and February, the markets were grinding lower as job losses and deflation fears mounted, measures of industrial production fell off dramatically, home prices continued to fall, and investors began to fear that the U.S. government was going to nationalize many of the large financial services companies. In February and March, U.S. leaders undertook a number of measures, including signing a $787 billion

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

stimulus plan into law, injecting additional capital into Fannie Mae and Freddie Mac, suggesting further expansion of the Federal Reserve’s balance sheet, and initiating a number of other programs designed to boost banks’ capital levels, clean up their balance sheets and free-up credit markets. By March 9th, the S&P 500 Index had fallen approximately 56% from its all-time high, and investor sentiment had reached a level of extreme pessimism. With the extraordinary policy actions under way and a few encouraging words on the state of business by the chief executive officers of a number of large banks, the market began a sharp rally.

The second quarter of 2009 saw a continuation of the dramatic rally that began in March. From the stock market low in early March throughout most of the second quarter, the economy began to exhibit signs of what Federal Reserve Chairman Ben Bernanke (and subsequently the entire financial media complex) referred to as “green shoots.” The green shoots being referred to were largely improvements in the “second derivative” of the global economic data. In plain English, the economy continued to fall, but at a slower rate. While this is a necessary, though not sufficient, condition for the economy to bottom out, investors appeared to have interpreted these signs as the beginning of the end of the recession. As a result, the extreme fear that was evident in the markets since the fall of 2008 sharply reversed and seemingly transformed into a desire to get out in front of the economic recovery and pile into risky assets. By the end of the quarter, stocks had posted their best quarterly return in over a decade.

Golden Large Cap Core Fund

The Fund seeks to achieve long-term capital appreciation by investing in large capitalization domestic equities. The goal of the Fund is to construct an actively managed value-biased portfolio of large-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations.

For the one-year period ending June 30, 2009, the Fund delivered a total return of -24.65%. The Fund’s return exceeded the -26.21% total return of the S&P 500 Index (the Fund’s benchmark index) for the same period.

The stock market is often described as a discounting mechanism for future economic activity. The steep decline in the market from July 2008 to early March 2009 preceded the worsening of the recession and weak job market in our current economy. We hope that the rebound in equities from the lows established in March to the end of June proves successful in forecasting an economic recovery later in the year and 2010. The stock market decline of the past year has been a setback for retail and institutional investors. Fortunately, the Fund provided some downside protection to investors by declining less than the overall market.

Versus the S&P 500 Index, the Fund’s best sources of relative advantage came from the Financials and Consumer Discretionary sectors. Within Financials, we were significantly underweight the banking and diversified financial industries. These industries were most negatively impacted by the collapse of the subprime lending business. We were overweight insurance stocks within the portfolio, and these investments performed much better than the overall Financial sector for much of the period. This relationship reversed in March when large banks and diversified financials led the rebound in stock prices. However, the rebound in bank shares was not the result of buyers stepping up to purchase toxic assets, homeowners catching up on delinquent mortgages, or healthy loan growth, which would likely be viewed as positive signs

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

of economic recovery. In fact, none of that happened. The rebound in large banks was a turn from deeply oversold levels and extremely negative sentiment. Some of the best returns in the sector came from banks that the Federal Reserve identified as needing additional capital to insure solvency. However, when they were able to successfully raise public capital and management commented favorably on profitability, the rally was on.

Stock selection within the Consumer Discretionary sector benefitted from the limited exposure to the home building industry. Also contributing to the Fund’s relative outperformance in this sector was the Fund’s exposure to McDonald’s Corp. (MCD) and Ross Stores, Inc. (ROST), both of which cater to consumers looking to control discretionary spending.

The sources of underperformance relative to the benchmark primarily came from the Information Technology and Materials sectors. The worst performing stocks from these groups, Corning, Inc. (GLW), Celanese Corp. (CE), and Owens-Illinois, Inc. (OI), are relatively small, commodity-oriented companies that suffered in the market decline. In general, the market favored larger, diversified companies that could better weather the economic storm.

Golden Small Cap Core Fund

The Fund seeks to achieve maximum long-term total return by investing in small capitalization domestic equities. The goal of the Fund is to construct an actively managed value-biased portfolio of small-cap companies that we believe exhibit the likelihood of meeting or exceeding earnings expectations.

The Fund delivered a total return of -37.06% for the twelve-month period ending June 30, 2009, lagging the total return of -25.01% for the Russell 2000 Index (the Fund’s primary benchmark index) and the -25.31% return for the S&P SmallCap 600 Index.

Golden Capital Management holds to the conviction that companies’ fundamentals drive stock price movements over the long term. During periods in which the performance of a fundamental-focused strategy lags, there are often “drivers” behind the “disconnect” between fundamentals and share price movement. There have been a number of these drivers over the past year. In addition to the fear that gripped the markets with the credit crunch and reported failures of some of the country’s largest financial institutions, deleveraging and forced selling at many hedge funds resulted in increased pressure on share prices during the latter half of 2008. Over this period, the larger of the small cap stocks within the Russell 2000, with their relatively better liquidity, were significantly and negatively impacted by the selling when compared to their smaller peers. Since the Fund, like many small cap funds, tends to focus on more liquid, institutionally-investable companies, this liquidity-driven selling made navigating the market particularly challenging through the end of December. For most of the first quarter of 2009, the Fund held up well relative to the Fund’s primary benchmark; however, when the market began its rally on March 9, fundamentals once again appeared to take a back seat to short-covering and bottom-fishing, and the Fund’s relative performance suffered. The rally continued throughout the second quarter, and many investors scrambled to position themselves for a much hoped-for recovery. During this rapidly rising market, performance of the larger (i.e., institutionally-investable) names in the benchmark again trailed that of the smaller names as many investors’ preference seemed to be the most beaten down companies. The result was a surge led by stocks with

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

relatively smaller capitalizations, poor earnings fundamentals, and high betas. Many companies reporting positive earnings surprises and generating strong operating cash flows lagged behind weaker players, closing out the Fund’s fiscal year as it began with a very unusual market environment.

The results of our stock selection for the Fund during the period were mixed, and we added value in only four out of ten economic sectors. The Financials, Consumer Discretionary, Telecommunications, and Utilities sectors provided positive results. Within Financials, the most rewarding sector, we avoided much of the pain experienced by banks and real estate investment trusts, as we acquired much of our exposure to the sector through generally better performing insurance companies. Two of the Fund’s top five contributors were insurance industry constituents CNA Surety Corp. (SUR) and Philadelphia Consolidated Holdings, Inc. (PHLY). Other top contributors in the Fund were Silicon Laboratories, Inc. (SLAB), Aeropostale, Inc. (ARO), and Emergency Medical Services Corp. (EMS).

The weakest sectors for stock selection were Technology, Consumer Staples, Health Care, and Industrials. Within Technology, the weakest sector for stock selection, the hardware-oriented industries were the most challenging for the Fund. The extreme market volatility during the year had a negative impact on the timing of some of our trades in the sector, and the bias toward smaller market capitalization and higher beta companies was at play. One of the Fund’s top five detractors was an electronics equipment company, TTM Technologies, Inc. (TTMI). Other top detractors in the Fund were Stone Energy Corp. (SGY), Pioneer Drilling Co. (PDC), Schnitzer Steel Industries, Inc. (SCHN), and Darling International, Inc. (DAR).

Our sector weighting decisions had an overall negative impact on Fund performance. Energy was the worst performing sector in the benchmark for the year, and the Fund was overweight on average. Exposure to Energy was reduced during the year, but the Fund was only slightly underweighted at the end of the period. More favorable sector weighting occurred in Consumer Staples, which was the best performing sector in the benchmark for the year. On average, the Fund was overweight the sector.

Looking Forward

As the third quarter of 2009 begins, investors seem to be digesting the dramatic rally of March through May and the market moving sideways in June. We believe that the economy is poised for a weak recovery over the next several quarters. The freezing of the credit markets in late 2008 led to a dramatic drop in the global economy. While the credit markets have not completely thawed, they have improved significantly as a result of the tremendous monetary stimulus provided by central banks around the world. The improvement in the markets appears to have somewhat buoyed the confidence and risk appetite of investors, businesses, and consumers. Businesses are reported to be placing new orders to restock inventories.

It now appears that the overall changes in the macroeconomic environment are going to be less dramatic in the next few years than they have been over the last few years. As a result, we believe that stock price movements will once again be largely a reflection of investors’ views of company fundamentals. Over the last few years, stock price movements have been heavily influenced by non-fundamental factors such as: investors’ desires to add or reduce risk based on macroeconomic views, liquidity needs of investors, market timing decisions, high-frequency trading, and sector rotation.

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2009

We continue to face a difficult economic environment, but we believe that it will be one in which many companies will be able to adjust and succeed. Corporate earnings will continue to be under pressure due to ongoing consumer deleveraging, lingering excess capacity that is creating a tough pricing environment, and corporate taxes moving higher. However, many businesses have done a good job protecting profit margins by reducing headcount and aggressively cutting costs. We believe that investors will return their focus to profitability, earnings quality, strong balance sheets, and proven management teams and this will provide opportunities to discriminate winners from losers in this new economic reality.

We value and appreciate our relationship with the Funds and thank you for your support.

Sincerely,

Greg W. Golden, CFA	Jeff C. Moser, CFA

The views expressed in this report are those of the Funds’ managers as of June 30, 2009 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice. Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

PERFORMANCE CHARTS AND ANALYSIS

JUNE 30, 2009

The following graphs and tables reflect the change in value of a hypothetical $10,000 investment in Golden Large Cap Core Fund and Golden Small Cap Core Fund, including reinvestment of dividends and distributions, since inception, compared with broad-based securities market indices. The Golden Large Cap Core Fund is compared to its benchmark, the S&P 500 Index, which is a broad based measurement of changes in the stock market based on the average of 500 widely held common stocks. The Golden Small Cap Core Fund is compared to its primary benchmark the Russell 2000 Index and the S&P SmallCap 600 Index. The Russell 2000 Index recently replaced the S&P Small Cap 600 Index as the Golden Small Cap Core Fund’s primary benchmark because investors have indicated a preference for the Russell 2000 Index as a measure of the performance of the smallcap investment strategy. The Russell 2000 Index, is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The S&P SmallCap 600 Index is designed to be an accurate measure of the performance of small companies, reflecting the risk and return characteristics of the broader smallcap universe. The S&P SmallCap 600 Index provides a secondary benchmark for the Fund. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment.

Past performance is not predictive of, or a guarantee of future results. Results of an investment made today may differ substantially from each Fund’s historical performance. Investment return and principal value of an investment in each Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ prospectus states that the gross expense ratios are 0.71%, 0.96% for the Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.11% and 1.36% for the Institutional and Investor Shares, respectively, of the Golden Small Cap Core Fund. The Adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2009 such that expenses will not exceed 0.70% and 0.95% for the Institutional and Investor Shares, respectively, of the Golden Large Cap Core Fund, and 1.10% and 1.35% for the Institutional Shares, respectively, of the Golden Small Cap Core Fund. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

GOLDEN LARGE CAP CORE FUND

vs. S&P 500 INDEX

Average Annual Total Return on 06/30/09	1 Year	Since Inception (09/13/05)
Golden Large Cap Core Fund:	(24.65)%	(4.87)%
S&P 500 Index:	(26.21)%	(5.42)%

Investment Value on 06/30/09
Golden Large Cap Core Fund:	$8,274
S&P 500 Index:	$8,094

GOLDEN SMALL CAP CORE FUND

vs. S&P 600 SMALLCAP INDEX AND

RUSSELL 2000 INDEX

Average Annual Total Return on 06/30/09	1 Year	Since Inception (09/13/05)
Golden Small Cap Core Fund:	(37.06)%	(8.81)%
Russell 2000 Index:	(25.01)%	(5.86)%
S&P SmallCap 600 Index:	(25.31)%	(5.74)%

Investment Value on 06/30/09
Golden Small Cap Core Fund:	$7,048
Russell 2000 Index:	$7,951
S&P SmallCap 600 Index:	$7,990

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
Common Stock — 98.9%
Consumer Discretionary — 11.2%
61,230	McDonald’s Corp.	$3,520,113
66,460	Nike, Inc., Class B	3,441,299
117,530	Ross Stores, Inc.	4,536,658
213,680	The Gap, Inc.	3,504,352
124,710	The Home Depot, Inc.	2,946,897

		17,949,319

Consumer Staples — 10.3%
107,485	Archer Daniels Midland Co.	2,877,373
49,360	Colgate-Palmolive Co.	3,491,726
62,415	General Mills, Inc.	3,496,488
76,810	Kellogg Co.	3,577,042
58,905	Procter & Gamble Co.	3,010,046

		16,452,675

Energy — 10.8%
47,600	Chevron Corp.	3,153,500
60,425	ConocoPhillips	2,541,476
49,130	Exxon Mobil Corp.	3,434,678
78,495	Noble Corp.	2,374,474
50,715	Occidental Petroleum Corp.	3,337,554
103,955	Oil States International, Inc.(a)	2,516,751

		17,358,433

Financials — 9.5%
68,910	ACE, Ltd.	3,047,889
73,090	Aon Corp.	2,767,918
76,455	Chubb Corp.	3,049,025
84,545	JPMorgan Chase & Co.	2,883,830
74,575	State Street Corp.	3,519,940

		15,268,602

Health Care — 17.2%
51,465	Amgen, Inc.(a)	2,724,557
62,750	Baxter International, Inc.	3,323,240
47,045	Becton Dickinson and Co.	3,354,779
139,355	Bristol-Myers Squibb Co.	2,830,300
76,190	Covidien PLC	2,852,554
50,740	Johnson & Johnson	2,882,032

Shares	Security Description	Value
Health Care, continued
182,875	Pfizer, Inc.	$2,743,125
80,655	St. Jude Medical, Inc.(a)	3,314,920
104,660	Watson Pharmaceuticals, Inc.(a)	3,522,856

		27,548,363

Industrials — 9.3%
86,950	Cooper Industries, Ltd., Class A	2,699,797
85,205	Emerson Electric Co.	2,760,642
41,120	Lockheed Martin Corp.	3,316,328
40,885	Precision Castparts Corp.	2,985,832
58,760	United Technologies Corp.	3,053,170

		14,815,769

Materials — 4.0%
51,800	Praxair, Inc.	3,681,426
147,315	Sealed Air Corp.	2,717,962

		6,399,388

Technology — 20.3%
89,625	Accenture, Ltd., Class A	2,998,852
126,130	Agilent Technologies, Inc.(a)	2,561,700
114,110	BMC Software, Inc.(a)	3,855,777
173,945	CA, Inc.	3,031,861
164,270	Cisco Systems, Inc.(a)	3,061,993
97,255	Hewlett-Packard Co.	3,758,906
35,100	IBM Corp.	3,665,142
184,620	Intel Corp.	3,055,461
141,875	Microsoft Corp.	3,372,369
150,040	Texas Instruments, Inc.	3,195,852

		32,557,913

Telecommunications — 4.1%
83,480	Embarq Corp.	3,511,169
101,110	Verizon Communications, Inc.	3,107,110

		6,618,279

Utilities — 2.2%
71,435	Sempra Energy	3,545,319

Total Common Stock (Cost $167,587,262)		158,514,060

See Notes to Financial Statements.

GOLDEN LARGE CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
Short-Term Investments — 1.3%
Money Market Fund — 1.3%
2,093,776	Fidelity Institutional Cash Money Market Fund, 0.68%(b) (Cost $2,093,776)	$2,093,776

Total Investments — 100.2% (Cost $169,681,038)*		$160,607,836
Other Assets & Liabilities, Net — (0.2%)		(388,510)

NET ASSETS — 100.0%		$160,219,326

PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Represents 7-day effective yield as of June 30, 2009.

*	Cost of investments for Federal income tax purposes is $169,958,184 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$10,113,445
Gross Unrealized Depreciation	(19,463,793)

Net Unrealized Depreciation	$(9,350,348)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2–Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,949,319	$—	$—	$17,949,319
Consumer Staples	16,452,675	—	—	16,452,675
Energy	17,358,433	—	—	17,358,433
Financials	15,268,602	—	—	15,268,602
Health Care	27,548,363	—	—	27,548,363
Industrials	14,815,769	—	—	14,815,769
Materials	6,399,388	—	—	6,399,388
Technology	32,557,913	—	—	32,557,913
Telecommunications	6,618,279			6,618,279
Utilities	3,545,319	—	—	3,545,319
Money Market Fund		2,093,776		2,093,776

TOTAL	$158,514,060	$2,093,776	$—	$60,607,836

PORTFOLIO HOLDINGS % of Net Assets

Consumer Discretionary	11.2%
Consumer Staples	10.3%
Energy	10.8%
Financials	9.5%
Health Care	17.2%
Industrials	9.3%
Materials	4.0%
Technology	20.3%
Telecommunications	4.1%
Utilities	2.2%
Short-Term Investments and Other Assets and Liabilities, Net	1.1%

100.0%

See Notes to Financial Statements.

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
Common Stock — 99.1%
Consumer Discretionary — 13.2%
74,665	Aeropostale, Inc.(a)	$2,558,770
93,015	Big Lots, Inc.(a)	1,956,105
105,790	Carter’s, Inc.(a)	2,603,492
85,600	Gymboree Corp.(a)	3,037,088
81,090	The Warnaco Group, Inc.(a)	2,627,316
99,290	Tupperware Brands Corp.	2,583,526
89,875	Wolverine World Wide, Inc.	1,982,643

		17,348,940

Commercial Staples — 2.8%
71,770	Alberto-Culver Co.	1,825,111
115,660	Fresh Del Monte Produce, Inc.(a)	1,880,632

		3,705,743

Energy — 4.2%
101,770	Oil States International, Inc.(a)	2,463,852
49,030	Overseas Shipholding Group, Inc.	1,668,981
272,060	Pioneer Drilling Co.(a)	1,303,167

		5,436,000

Financials — 14.8%
98,940	American Financial Group, Inc.	2,135,125
127,261	AMERISAFE, Inc.(a)	1,980,181
143,830	CNA Surety Corp.(a)	1,940,267
70,635	Harleysville Group, Inc.	1,993,320
97,795	Interactive Brokers Group, Inc., Class A(a)	1,518,756
99,080	Investment Technology Group, Inc.(a)	2,020,241
163,520	Knight Capital Group, Inc., Class A(a)	2,788,016
218,635	Oriental Financial Group, Inc.	2,120,759
64,760	ProAssurance Corp.(a)	2,992,560

		19,489,225

Health Care — 16.5%
59,970	Chemed Corp.	2,367,616
100,435	Conmed Corp.(a)	1,558,751
91,895	Emergency Medical Services Corp.(a)	3,383,574
107,755	Endo Pharmaceuticals Holdings, Inc.(a)	1,930,970
124,380	Healthspring, Inc.(a)	1,350,767

Shares	Security Description	Value
Health Care, continued
99,080	Kindred Healthcare, Inc.(a)	$1,225,620
44,785	Mednax, Inc.(a)	1,886,792
71,620	Owens & Minor, Inc.	3,138,388
154,965	Par Pharmaceutical Companies, Inc.(a)	2,347,720
39,495	Techne Corp.	2,520,176

		21,710,374

Industrials — 16.3%
90,495	Columbus McKinnon Corp.(a)	1,144,762
147,125	Deluxe Corp.	1,884,671
105,820	EMCOR Group, Inc.(a)	2,129,098
137,675	EnerSys(a)	2,504,308
78,630	Gardner Denver, Inc.(a)	1,979,117
242,845	GrafTech International, Ltd.(a)	2,746,577
160,862	Knoll, Inc.	1,219,334
95,290	Robbins & Myers, Inc.	1,834,332
130,560	SYKES Enterprises, Inc.(a)	2,361,830
76,185	The Brink’s Co.	2,211,651
38,420	Watson Wyatt Wordwide, Inc.	1,441,903

		21,457,583

Materials — 4.6%
68,595	Koppers Holdings, Inc.	1,808,850
127,430	Olin Corp.	1,515,143
122,995	Pactiv Corp.(a)	2,672,681

		5,996,674

Technology — 20.0%
563,630	3Com Corp.(a)	2,654,697
184,115	Acxiom Corp.	1,625,735
52,665	CACI International, Inc., Class A(a)	2,249,322
102,940	j2 Global Communications, Inc.(a)	2,322,326
251,175	NetScout Systems, Inc.(a)	2,356,021
178,125	QLogic Corp.(a)	2,258,625
344,030	S1 Corp.(a)	2,373,807
75,470	Silicon Laboratories, Inc.(a)	2,863,332
236,870	Skyworks Solutions, Inc.(a)	2,316,589
171,265	Tekelec(a)	2,882,390
332,915	TIBCO Software, Inc.(a)	2,387,001

		26,289,845

See Notes to Financial Statements.

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

Shares	Security Description	Value
Telecommunications — 3.8%
219,963	Premiere Global Services, Inc.(a)	$2,384,399
162,035	Syniverse Holdings, Inc.(a)	2,597,421

		4,981,820

Utilities — 2.9%
77,990	Atmos Energy Corp.	1,952,870
49,060	California Water Service Group	1,807,370

		3,760,240

Total Common Stock (Cost $147,636,466)		130,176,444

Short-Term Investments — 0.9%
Money Market Fund — 0.9%
1,204,844	Fidelity Institutional Cash Money Market Fund, 0.68%(b) (Cost $1,204,844)	1,204,844

Total Investments — 100.0% (Cost $148,841,310)*		$131,381,288
Other Assets & Liabilities, Net — 0.0%		(11,068)

NET ASSETS — 100.0%		$131,370,220

(a)	Non-income producing security.
(b)	Represents 7-day effective yield as of June 30, 2009.

*	Cost of investments for Federal income tax purposes is $153,055,478 and net unrealized depreciation on investments consists of:

Gross Unrealized Appreciation	$8,735,907
Gross Unrealized Depreciation	(30,410,097)

Net Unrealized Depreciation	$(21,674,190)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2–Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$17,348,940	$—	$—	$17,348,960
Consumer Staples	3,705,743	—	—	3,705,743
Energy	5,436,000	—	—	5,436,000
Financials	19,489,225	—	—	19,489,225
Health Care	21,710,374	—	—	21,710,374
Industrials	21,457,583	—	—	21,457,583
Materials	5,996,674	—	—	5,996,674
Technology	26,289,845	—	—	26,289,845
Telecommunications	4,981,820			4,981,820
Utilities	3,760,240	—	—	3,760,240
Money Market Fund		1,204,844		1,204,844

TOTAL	$130,776,444	$1,204,844	$—	$160,607,836

See Notes to Financial Statements.

GOLDEN SMALL CAP CORE FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2009

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	13.2%
Commercial Staples	2.8%
Energy	4.2%
Financials	14.8%
Health Care	16.5%
Industrials	16.3%
Materials	4.6%
Technology	20.0%
Telecommunications	3.8%
Utilities	2.9%
Short-Term Investments and Other Assets and Liabilities, Net	0.9%

100.0%

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2009

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
ASSETS
Investments:
Investments, at cost	$169,681,038	$148,841,310
Net unrealized depreciation	(9,073,202)	(17,460,022)

Total investments, at value	$160,607,836	$131,381,288
Receivables:
Fund shares sold	683,590	136,999
Dividends and interest	135,550	59,593
Investment securities sold	2,199,619	—

Total Assets	163,626,595	131,577,880

LIABILITIES
Payables:
Fund shares redeemed	86,775	100,520
Investment securities purchased	3,242,604	—
Accrued Liabilities:
Investment adviser fees	77,715	106,990
Trustees’ fees and expenses	175	150

Total Liabilities	3,407,269	207,660

NET ASSETS	$160,219,326	$131,370,220

COMPONENTS OF NET ASSETS
Paid-in capital	$198,038,191	$237,702,088
Undistributed net investment income	1,231,300	—
Accumulated net realized loss on investments	(29,976,963)	(88,871,846)
Net unrealized depreciation on investments	(9,073,202)	(17,460,022)

NET ASSETS	$160,219,326	$131,370,220

SHARES OF BENEFICIAL INTEREST AT $0.00 PAR VALUE (unlimited shares authorized)	19,915,760	18,831,866

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$8.04	$6.98

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

YEAR ENDED JUNE 30, 2009

	GOLDEN LARGE CAP CORE FUND	GOLDEN SMALL CAP CORE FUND
INVESTMENT INCOME
Dividend income	$3,180,875	$1,265,647
Interest income	261	1,129

Total Investment Income	3,181,136	1,266,776

EXPENSES
Investment adviser fees	943,651	1,706,882
Trustees’ fees and expenses	5,277	6,011

Total Expenses	948,928	1,712,893
Expenses reimbursed	(5,277)	(6,011)

Net Expenses	943,651	1,706,882

NET INVESTMENT INCOME (LOSS)	2,237,485	(440,106)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(23,169,364)	(68,731,131)
Net change in unrealized depreciation on investments	(12,542,234)	(20,883,766)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(35,711,598)	(89,614,897)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,474,113)	$(90,055,003)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	GOLDEN LARGE CAP CORE FUND		GOLDEN SMALL CAP CORE FUND
		SHARES		SHARES
NET ASSETS JUNE 30, 2007	$129,124,277		$197,131,103

OPERATIONS
Net investment income (loss)	1,555,116		(795,762)
Net realized loss on investments	(6,711,368)		(20,804,916)
Net change in unrealized depreciation on investments	(11,015,439)		(19,719,650)

Decrease in Net Assets Resulting from Operations	(16,171,691)		(41,320,328)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,211,778)		—
Net realized gain on investments	(50,894)		(2,080,379)

Total Distributions to Shareholders	(1,262,672)		(2,080,379)

CAPITAL SHARE TRANSACTIONS
Sale of shares	70,979,358	6,085,781	137,533,586	11,713,281
Reinvestment of distributions	87,557	7,172	746,736	65,388
Redemption of shares	(48,840,095)	(4,271,811)	(82,301,569)	(7,358,026)

Increase from Capital Share Transactions	22,226,820	1,821,142	55,978,753	4,420,643

Increase in Net Assets	4,792,457		12,578,046

NET ASSETS JUNE 30, 2008 (Including line (a))	$133,916,734		$209,709,149

OPERATIONS
Net investment income (loss)	2,237,485		(440,106)
Net realized loss on investments	(23,169,364)		(68,731,131)
Net change in unrealized depreciation on investments	(12,542,234)		(20,883,766)

Decrease in Net Assets Resulting from Operations	(33,474,113)		(90,055,003)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,801,342)		—

CAPITAL SHARE TRANSACTIONS
Sale of shares	98,310,920	11,977,189	98,873,776	11,599,277
Reinvestment of distributions	83,158	10,553	—	—
Redemption of shares	(36,816,031)	(4,444,165)	(87,157,702)	(11,682,703)

Increase (Decrease) from Capital Share Transactions	61,578,047	7,543,577	11,716,074	(83,426)

Increase (Decrease) in Net Assets	26,302,592		(78,338,929)

NET ASSETS JUNE 30, 2009 (Including line (b))	$160,219,326		$131,370,220

(a) Undistributed net investment income, June 30, 2008	$795,157		$—

(b) Undistributed net investment income June 30, 2009	$1,231,300		$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	September 13, 2005 (a) through June 30, 2006
GOLDEN LARGE CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$10.82	$12.24	$10.31	$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.14	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	(2.81)	(1.45)	1.88	0.23 (c)

Total from Investment Operations	(2.67)	(1.33)	1.98	0.34

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.11)	(0.09)	—	—
Net realized gains	—	— (d)	(0.05)	(0.03)

Total Distributions to Shareholders	(0.11)	(0.09)	(0.05)	(0.03)

NET ASSET VALUE, End of Period	$8.04	$10.82	$12.24	$10.31

TOTAL RETURN (e)	(24.65)%	(10.90)%	19.20%	3.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$160,219	$133,917	$129,124	$21,563
Ratios to Average Net Assets (f):
Net expenses	0.70%	0.70%	0.70%	0.70%
Gross expenses (g)	0.70%	0.70%	0.71%	0.72%
Net investment income (loss)	1.66%	1.06%	0.89%	1.36%
PORTFOLIO TURNOVER RATE (e)	40%	46%	56%	120%
GOLDEN SMALL CAP CORE FUND
NET ASSET VALUE, Beginning of Period	$11.09	$13.60	$11.40	$10.00

INVESTMENT OPERATIONS
Net investment loss (b)	(0.02)	(0.04)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(4.09)	(2.36)	2.24	1.41 (c)

Total from Investment Operations	(4.11)	(2.40)	2.20	1.40

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	—
Net realized gains	—	(0.11)	—	—

Total Distributions to Shareholders	—	(0.11)	—	—

NET ASSET VALUE, End of Period	$6.98	$11.09	$13.60	$11.40

TOTAL RETURN (e)	(37.06)%	(17.66)%	19.30%	14.00%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$131,370	$209,709	$197,131	$24,837
Ratios to Average Net Assets (f):
Net expenses	1.10%	1.10%	1.10%	1.10%
Gross expenses (g)	1.10%	1.11%	1.11%	1.11%
Net investment income	(0.28)%	(0.38)%	(0.30)%	(0.11)%
PORTFOLIO TURNOVER RATE (e)	95%	72%	55%	41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at that time.
(d)	Less than $0.01 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1. Organization

Golden Large Cap Core Fund and Golden Small Cap Core Fund (individually, a “Fund” and, collectively, the “Funds”), are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). As of June 30, 2009, the Trust had twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Institutional Shares and Investor Shares. As of June 30, 2009, Investor Shares had not commenced operations. Golden Large Cap Core Fund seeks to achieve long-term capital appreciation. Golden Small Cap Core Fund seeks to achieve maximum long-term total return. Each Fund commenced operations on September 13, 2005.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Funds value their investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Funds have a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1–quoted prices in active markets for identical assets

Level 2–other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3–significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

The aggregate value by input level, as of June 30, 2009, for the Funds’ investments is included at the end of each Fund’s Schedule of Investments.

Securities Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders–Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes–Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of June 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds’ Federal tax returns filed in the three-year period ended June 30, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies–In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions with Related Parties

Investment Adviser–Golden Capital Management, LLC is the investment adviser (the “Adviser”) to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.70% and 1.10% of the average daily net assets of Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except any

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, extraordinary and non-recurring expenses and certain compensation expenses of the Trustees.

Distribution–Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers–Atlantic provides administration, fund accounting and transfer agency services to the Funds. Atlantic also provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Funds, as well as certain additional compliance support functions.

Trustees and Officers–The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board committees. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2009, to limit total annual operating expenses to 0.70% for Institutional Shares and 0.95% for Investor Shares, of the average daily net assets of each respective class of the Golden Large Cap Core Fund. The Adviser also contractually agreed to waive a portion of its fees and reimburse certain expenses through October 31, 2009, to limit total annual operating expenses to 1.10% for Institutional Shares and 1.35% for Investor Shares of average daily net assets of each respective class of the Golden Small Cap Core Fund. For the period ended June 30, 2009, fees waived and reimbursed were as follows:

Investment Adviser Reimbursement
Golden Large Cap Core Fund	$5,277
Golden Small Cap Core Fund	6,011

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended June 30, 2009, were as follows:

	Purchases	Sales
Golden Large Cap Core Fund	$115,647,804	$53,177,561
Golden Small Cap Core Fund	161,179,350	149,846,752

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Golden Large Cap Core Fund
2009	$1,801,342	$—	$1,801,342
2008	1,215,865	46,807	1,262,672
Golden Small Cap Core Fund
2009	$—	$—	$—
2008	1,831,220	249,159	2,080,379

As of June 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total
Golden Large Cap Core Fund	$1,231,300	$(29,699,817)	$(9,350,348)	$(37,818,865)
Golden Small Cap Core Fund	—	(84,657,678)	(21,674,190)	(106,331,868)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales and deferral of post October losses.

As of June 30, 2009, the capital loss carryovers to offset future capital gains are as follows:

	Amount	Expiration
Golden Large Cap Core Fund	$1,112,578	June 2016
	11,054,974	June 2017
Golden Small Cap Core Fund	$2,562,878	June 2016
	32,082,637	June 2017

For tax purposes, the current year post-October loss was $17,532,265 and $50,012,163 for Golden Large Cap Core Fund and Golden Small Cap Core Fund, respectively. These losses will be recognized for tax purposes on the first business day of the Fund’s next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended June 30, 2009. The following reclassification was the result of the reclassification of net operating losses and partnership adjustments for Golden Small Cap Core Fund. These reclasses have no impact on the net assets of the Fund.

	Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital
Golden Small Cap Core Fund	$440,106	$46,827	$(486,933)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 7. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending June 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Funds’ two most recent fiscal periods, the Funds had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal years, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Funds, neither the Funds nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Note 8. Recent Accounting Pronouncement

In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles–a replacement of FASB Statement No. 162” (“SFAS 168”). On the effective date of this standard, FASB Accounting Standards Codification™ (“Codification”) will become the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management is currently evaluating the impact the adoption of SFAS 168 will have on the reporting of the Funds’ financial statements.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through August 24, 2009, and the Funds have noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JUNE 30, 2009

To the Board of Trustees of Forum Funds and the Shareholders of

Golden Large Cap Core Fund and Golden Small Cap Core Fund

We have audited the accompanying statements of assets and liabilities of the Golden Large Cap Core Fund and Golden Small Cap Core Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of June 30, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended June 30, 2008 and the financial highlights for each of the years or period in the three-year period then ended were audited by other auditors whose report dated August 25, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Golden Large Cap Core Fund and Golden Small Cap Core Fund as of June 30, 2009, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

August 24, 2009

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Investment Advisory Agreement Approval

At the February 12, 2009, Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from representatives of the Adviser, discussing the Adviser’s personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement in performing services for the Funds. The Board also considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications of the portfolio managers and other personnel with principal investment responsibility for the Funds’ investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board reviewed the Adviser’s most recent audited financial statements. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Funds. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Funds under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Funds. The Board considered the Adviser’s resources devoted to the Funds as well as an assessment of costs and profitability. The Board also considered that the Adviser continues contractually to limit certain advisory expenses and, as necessary, reimburse Fund expenses through October 31, 2009. The Board concluded that the Adviser’s profits attributable to management of the Funds were not excessive in light of the services provided by the Adviser on behalf of the Funds and that the Adviser was sufficiently financially stable to provide services to the Funds.

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Funds and analyzed comparative information regarding fees and total expenses of similar mutual funds. The Board noted that, with respect to the Golden Large Cap Core Fund, the Adviser’s advisory fee rate was lower than the median advisory fee rate for funds in its Lipper Inc. peer group. The Board also considered the Golden Large Cap Core Fund’s total expense ratio, noting the Adviser’s contractual fee waiver through October 31, 2009 in order to limit the Golden Large Cap Core Fund’s total annual operating expenses for Institutional Shares and Investor Shares at 0.70% and 0.95% of average daily net assets, respectively. The Board also noted that the Institutional Shares’ total expense ratio was more than 23 basis points lower than the median expense ratio for its Lipper Inc. peer group.

The Board noted, with respect to the Golden Small Cap Core Fund, that while the Adviser’s advisory fee was higher than the median advisory fee for its Lipper Inc. peer group, the Adviser is obligated to pay the ordinary operating expenses of the Fund out of its advisory fees. The Board also considered the Golden Small Cap Fund’s total expense ratio, noting the Adviser’s contractual fee waiver through October 31, 2009 in order to limit the Golden Small Cap Core Fund’s total annual operating expenses for Institutional Shares and Investor Shares at 1.10% and 1.35% of average daily net assets, respectively. The Board noted that the Institutional Shares’ total expense ratio was higher than the median expense ratio for its Lipper Inc. peer group. The Board recognized, however, that it is difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and those provided for in the advisory fees paid by other funds. Based on the foregoing and on all of the information presented, the Board concluded that the Adviser’s advisory fee charged to the Funds was reasonable.

Performance

In connection with a presentation by the Adviser regarding its approach to managing each of the Funds, the Board considered the Funds’ performance. The Board considered each Fund’s performance over the one-, three-year and since inception periods ended December 31, 2008, noting that, with respect to the Golden Large Cap Core Fund, the Fund outperformed its benchmark over each period. With respect the Golden Small Cap Core Fund, the Board noted that the Fund outperformed its benchmark for the one-year period, but underperformed its benchmark for the longer periods. Noting the relatively difficult market faced by the Funds over the last year and the Funds’ performance during that period, the Board concluded that the Funds’ performance was reasonable relative to its peers and benchmark and that the Funds and their shareholders could benefit from the Adviser’s management of the Funds.

Economies of Scale

The Board considered whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that fee breakpoints would be appropriate if there were significant growth in the assets of the Funds. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints until the time that assets under management were larger.

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Other Benefits

The Board noted the Adviser’s representation that it does not receive significant ancillary benefits as a result of its relationship with the Funds other than soft-dollar research benefits and the ability to refer to its advisory relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreement, is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting records for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 206-8610 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the year and held for the entire period from January 1, 2009, through June 30, 2009.

Actual Expenses–The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is neither Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Year*	Annualized Expense Ratio*
Golden Large Cap Core Fund
Actual	$1,000.00	$1,020.31	$3.51	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Golden Small Cap Core Fund
Actual	$1,000.00	$968.10	$5.37	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Income Dividends Declared during the Tax Year

Income Dividends–For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. Golden Large Cap Core Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deductions (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1 (h) (11) of the Internal Revenue Code. Golden Large Cap Core Fund also designates 0.12% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-seven portfolios in the Trust. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 206-8610.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002–2003; Partner, Thelen Reid & Priest LLP (law firm) 1995–2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992–2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003–2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986–2003.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007–September 2007; Elder Care June 2005–December 2006; Director, Fund Accounting, Citigroup December 2003–May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992–November 2003; Auditor, Ernst & Young May 1988–March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994–December 2003.

ADDITIONAL INFORMATION (Unaudited)

JUNE 30, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
David Faherty Born: 1970	Vice President	Since April 2009	Senior Counsel, Atlantic Fund Administration, LLC since February 2009; Vice President, Citi Fund Services Ohio, Inc. June 2007–February 2009; Associate Counsel Investors Bank & Trust Company August 2006–June 2007; employee of FDIC January 2005–September 2005; employee of IKON Office Solutions, Inc. September 1998–January 2001.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006–May 2008; Money Market/Short Term Trader, Wellington Management, 1996–2002.

[1]	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

Golden Large Cap Core Fund

Golden Small Cap Core Fund

Golden Funds

P.O. Box 588

Portland, ME 04112

(800) 206-8610

213-ANR-0609

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d)	There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees—The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,765 in 2008 and $56,000 in 2009.

(b) Audit-Related Fees—The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2008 and $0 in 2009.

(c) Tax Fees—The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $17,200 in 2008 and $12,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees—The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $17,200 in 2008 and $12,000 in 2009. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Included as part of report to shareholders under Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant             Forum Funds

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	August 28, 2009

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	August 28, 2009